UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ___)

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As Seen On TV, Inc.
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AS SEEN ON TV, INC.

NOTICE OF 2013 ANNUAL MEETING OF SHAREHOLDERS

____________________

TO BE HELD ON SEPTEMBER 16, 2013

We will hold the 2013 annual meeting of shareholders (the “2013 Annual Meeting”) of As Seen On TV, Inc. at our principal executive office located at 14044 Icot Boulevard, Clearwater, Florida 33760 on Monday, September 16, 2013 at 9:00 AM, local time. At the 2013 Annual Meeting you will be asked to vote on the following matters:

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the election of five directors,

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the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm,

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the approval of our 2013 Equity Compensation Plan,

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a nonbinding, advisory vote on the frequency of the vote on executive compensation,

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a nonbinding, advisory vote on executive compensation, and

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any other business as may properly come before the meeting.

The board of directors has fixed the close of business on July 19, 2013 as the record date for the 2013 Annual Meeting. This means that only holders of record of common stock at the close of business on that date will be entitled to notice of, and to vote at, the 2013 Annual Meeting and at any adjournments or postponements thereof.

All shareholders are invited to attend the 2013 Annual Meeting in person. Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the 2013 Annual Meeting in person, please promptly vote your proxy using the Internet, by telephone or by mail, in each case by following the instructions in our proxy statement. This will not prevent you from voting your shares in person if you are present at the 2013 Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ronald C. Pruett, Jr.
Ronald C. Pruett, Jr.
Chief Executive Officer
Clearwater, Florida
July 22, 2013

Important Notice Regarding the Availability of Proxy Materials for the 2013 Annual Meeting to be held on September 16, 2013: This proxy statement, along with our Annual Report on Form 10-K for the fiscal year ended March 31, 2013, are available free of charge on our website www.asseenontv.com.

AS SEEN ON TV, INC.

PROXY STATEMENT

2013 ANNUAL MEETING OF SHAREHOLDERS

FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1A. of our Annual Report on Form 10-K for the fiscal year ended March 31, 2013 as filed with the Securities and Exchange Commission (the “SEC”) on June 28, 2013 (the “2013 10-K”).

i

Shareholders Should Read the Entire Proxy Statement

Carefully Prior to Returning Their Proxies

PROXY STATEMENT

FOR

2013 ANNUAL MEETING OF SHAREHOLDERS

OF

AS SEEN ON TV, INC.

General Information

This proxy solicitation is being made on behalf of As Seen on TV, Inc. (“ASTV”, “we”, “us”, or the “Company”) by the board of directors of the Company (the “Board”) for use at the Company’s 2013 annual meeting of shareholders (the “2013 Annual Meeting”) to be held on Monday, September 16, 2013, at 9:00 a.m., local time, and at any adjournments or postponements thereof. At the 2013 Annual Meeting, shareholders will be asked to consider and vote upon those matters set forth in the accompanying Notice of 2013 Annual Meeting of Shareholders. The date of this proxy statement is July 22, 2013, the approximate date on which this proxy statement and the enclosed proxy were first sent or made available to our shareholders.

This proxy statement and the accompanying proxy card are being mailed to owners of our common stock in connection with the solicitation of proxies by the Board for the 2013 Annual Meeting. This proxy procedure is necessary to permit all common shareholders, many of whom live throughout the United States and are unable to attend the 2013 Annual Meeting in person, to vote. We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.

Electronic access. To access our proxy statement and annual report electronically, please visit our corporate website at www.asseenontv.com. The information which appears on our website is not part of this proxy statement.

Voting securities. Only our shareholders of record as of the close of business on July 19, 2013, the record date for the 2013 Annual Meeting, will be entitled to vote at the 2013 Annual Meeting or at any adjournment or postponement thereof. As of that date, there were 71,740,834 shares of our common stock issued and outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the 2013 Annual Meeting. Each holder of record as of that date is entitled to one vote for each share held. In accordance with our by-laws, the presence of at least a majority of the voting power, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum which is required in order to hold the 2013 Annual Meeting and conduct business. Presence may be in person or by proxy. You will be considered part of the quorum if you voted on the Internet, by telephone or by properly submitting a proxy card or voting instruction form by mail, or if you are present and vote at the 2013 Annual Meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

Broker non-votes. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity, typically referred to as being held in “street name,” but declines to vote on a particular matter because the broker does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. The only routine matter to be voted upon at our 2013 Annual Meeting is the ratification of the appointment of our independent registered public accounting firm. The remaining proposals which will be voted on at our 2013 Annual Meeting are not considered routine matters which means your broker may not vote your shares on these proposals if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted.

Voting and Revocation of Proxies. Your vote is important. We encourage you to promptly vote your proxy through the Internet, by telephone or by mail, in each case by following the instructions in this proxy statement. The way you vote now does not limit your right to change your vote at the 2013 Annual Meeting if you attend in person. All valid proxies received by us and not revoked prior to the 2013 Annual Meeting will be voted at the Annual Meeting in accordance with the instructions contained therein. All shares represented by a proxy will be voted, and where a proxy specifies a shareholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted by the individuals named on the proxy card as recommended by the Board as specified below. The Board has not received timely notice (and does not know) of any matters that are to be brought before the 2013 Annual Meeting other than as set forth in the accompanying Notice of 2013 Annual Meeting of Shareholders. If any other matters properly come before the 2013 Annual Meeting, the persons named in the proxy or their substitutes will vote in accordance with their best judgments on such matters. A shareholder giving a proxy has the power to revoke his, her or its proxy, at any time prior to the time it is exercised, by delivering to our corporate secretary a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the 2013 Annual Meeting and voting in person. A shareholder wanting to vote in person at the 2013 Annual Meeting and holding shares of our common stock in street name must obtain a proxy card from his, her or its broker and bring that proxy card to the 2013 Annual Meeting, together with a copy of a brokerage statement reflecting such share ownership as of the record date.

Board of Directors recommendations. The Board recommends a vote FOR proposals 1, 2, 3 and 5, and 3 years for proposal 4.

Attendance at the meeting. You are invited to attend the 2013 Annual Meeting only if you were an ASTV shareholder or joint holder as of the close of business on July 19, 2013, the record date, or if you hold a valid proxy for the 2013 Annual Meeting. In addition, if you are a shareholder of record, which means you own shares in your own name, your name will be verified against the list of registered shareholders on the record date prior to your being admitted to the 2013 Annual Meeting. If you are not a shareholder of record, but hold shares through a broker or nominee (in street name), you should be prepared to provide proof of beneficial ownership on the record date, such as a recent account statement or a copy of the voting instruction card provided by your broker or nominee. The meeting will begin at 9:00 AM local time. Check-in will begin at 8:30 AM local time.

Communication with our Board. You may contact any of our directors by writing to them c/o As Seen On TV, Inc., 14044 Icot Boulevard, Clearwater, Florida 33760. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. We may initially receive and process communications before forwarding them to the applicable director. We generally will not forward to the directors a shareholder communication that is determined to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about our Company. Concerns about accounting or auditing matters or communications intended for non-management directors should be sent to the attention of the chairman of the audit committee at our principal executive office address listed above. Our directors may at any time review a log of all correspondence received by us that is addressed to the independent members of the Board and request copies of any such correspondence.

Who can help answer your questions? If you have additional questions after reading this proxy statement, you may seek answers to your questions by writing, calling, faxing or emailing: As Seen On TV, Inc., Attention: Corporate Secretary, 14044 Icot Boulevard, Clearwater, Florida 33760, Telephone: (727) 451-9510, Facsimile: (727) 330-7843, Email: corporatesecretary@astvinc.com.

PROPOSAL 1

ELECTION OF DIRECTORS

Our current bylaws permit the Board to have no fewer than one and no more than 15 directors, and the Board has by resolution set the number of our current Board at five. Our Board currently consists of five members. Each of the current members of the Board has been nominated for re-election at the 2013 Annual Meeting to hold office until the next annual meeting of shareholders and until their respective successors are elected and qualified, or until their earlier death, resignation or removal.

The following table sets forth certain information with respect to our current members of the Board, all of whom are standing for re-election:

Directors Standing for Election as Directors

Name	Age	Positions	Director Since
Kevin Harrington	55	Chairman of the Board and Senior Executive Officer	May 2010
Ronald C. Pruett, Jr.	49	Director, Chief Executive Officer and President	May 2013
Greg Adams	50	Director	December 2011
Randolph A. Pohlman, PhD.	68	Director	March 2012
Kevin A. Richardson, II	43	Director	February 2013

The following sets forth the biographical background information for our current members of the Board:

Kevin Harrington. Mr. Harrington has served as senior executive officer and Chairman of the Board since May 2010. In October 2009 Mr. Harrington formed TV Goods, Inc., now a wholly owned subsidiary of our Company. He has been involved in the infomercial industry since 1984. Mr. Harrington is an original investor shark on the ABC television series “Shark Tank”, a reality television series produced by reality TV producer Mark Burnett, which premiered August 9, 2009. In 2009 Mr. Harrington published a book entitled “Act Now: How I Turn Ideas into Million-Dollar Products” which chronicles his life and experiences in the direct response industry. In 2008, Mr. Harrington formed TVGoods.com, LLC which was dissolved in 2009. From 1997 to 2008 Mr. Harrington served as CEO of Reliant International, LLC (formerly Reliant Interactive Media, LLC), a direct response marketing company. From 2007 to 2008 Mr. Harrington also served as CEO of ResponzeTV, PLC. From 1994 to 1997 Mr. Harrington served as CEO of HSN Direct, a joint venture Mr. Harrington formed with HSN, Inc. From 1988 to 1994 Mr. Harrington served as President of Quantum Marketing International, Ltd., an electronic retailing company. In 1991 Quantum Marketing International, Ltd. merged with National Media Corporation and renamed as Quantum International, Ltd. In 1984, Mr. Harrington produced one of the industry’s first 30 minute infomercials. Mr. Harrington was a co-founder of two global networking associations, the Entrepreneur's Organization (formerly the Young Entrepreneurs Organization) in 1997, and the Electronic Retailing Association in 2000.

Ronald C. Pruett, Jr. Mr. Pruett has served as Chief Executive Officer, President and a member of the Board since May 2013. From December 2012 through April 2013 he provided advisory services to us. Mr. Pruett has served as managing partner of the Boston Associates, LLC, a business advisory firm, since December 2001. From October 2010 through October 2012 he was chief marketing officer of Acquia, Inc., an open source software company based in Boston, Massachusetts. From April 2009 through August 2010 he was chief executive officer of Mercury Media, an independent direct response agency with offices in Santa Monica, California. From March 2007 through April 2009 he was chief marketing officer of Liberty Medical Supplies, Inc., a healthcare supply company and subsidiary of Polymedica, which was acquired by Medco Health Solutions, Inc. in 2007. Mr. Pruett also previously served as chief executive officer of Acadient, an online educational company and was a founding executive of Insurance.com, an online insurance distributor. Mr. Pruett graduated with a B.A. (Honors) in International Relations and Political Science from Trinity College in Hartford, Connecticut and received his M.B.A. from the École Européenne des Affaires (now ESCP-EAP), a French Grande École located in Paris, France where he graduated as Valedictorian.

Greg Adams. Mr. Adams has served as a member of the Board since December 2011. He has served as chief operating officer of Green Earth Technologies, Inc. (OTCBB: GETG), a company that markets, sells and distributes branded, environmentally-friendly, bio-based performance and cleaning products to the automotive aftermarket, outdoor power equipment and marine markets since September 2010, and as its chief financial officer and secretary since March 2008. From 1999 to 2008, he served as chief financial officer, chief operating officer and director of EDGAR Online Inc., a provider of business information. From 1994 to 1999, he was also chief financial officer and senior vice president, finance of PRT Group Inc., a technology solutions company and the Blenheim Group Plc., U.S. Division, a conference management company. Mr. Adams began his career in 1983 at KPMG in the audit advisory practice where he worked for 11 years. Mr. Adams is a certified public accountant, a member of the New York State Society of Certified Public Accountants and the American Institute of Certified Public Accountants (“AICPA”), and served as vice chairman of Financial Executives International’s committee on finance and information technology. He received a B.B.A. degree in Accounting from the College of William & Mary.

Randolph A. Pohlman, PhD. Dr. Pohlman has served as a member of the Board since March 2012. He is Professor and the Dean Emeritus of the H. Wayne Huizenga School of Business and Entrepreneurship at Nova Southeastern University. He served as the Dean of the H. Wayne Huizenga School of Business and Entrepreneurship at Nova Southeastern University from 1995 through 2009. From 1990 to 1995, Dr. Pohlman was a senior executive at Koch Industries, Inc. From 1976 to 1990, he held a variety of faculty and administrative positions with Kansas State University, including holding the L.L. McAninch Chair of Entrepreneurship and Dean of the College of Business. Dr. Pohlman also served as a Visiting Research Scholar at the University of California, Los Angeles, and was a member of the Executive Education Advisory Board of the Wharton School of the University of Pennsylvania. From 2003 through 2007 he served on the board of directors of Viragen, Inc., a public company specializing in the research and development of biotechnology products. Viragen, Inc. filed for an assignment for the benefit of creditors in October 2007. Dr. Pohlman received a B.S. degree in Finance and M.S. degree in Finance from KSU. Dr. Pohlman received a PhD in Finance from Oklahoma State University.

Kevin A. Richardson, II. Mr. Richardson joined the Board in February 2013, under the terms of our Company’s acquisition of eDiets.com, Inc. (“eDiets”). Mr. Richardson served as chairman of the eDiets board of directors since 2006, as its principal financial officer and principal accounting officer from May 2012 through February 2013 and as its principal executive officer for approximately one month prior to the closing of the eDiets acquisition. Mr. Richardson founded Prides Capital LLC and Prides Capital Partners LLC in January 2004 where he is Managing Director and which, through Prides Capital Fund I, LP, was the largest shareholder in eDiets. Prides Capital LLC and Prides Capital Partners LLC specialize in strategic block, active investing in small-cap and micro-cap public and private companies. From April 1999 until the end of 2003, Mr. Richardson was a partner at Blum Capital Partners, a $2.5 billion investment firm. Between May 1999 and September 2003, Mr. Richardson was the lead public partner on 18 investments. Prior to joining Blum Capital, Mr. Richardson was an analyst at Tudor Investment Corporation, an investment management firm. Previously, Mr. Richardson spent four years at Fidelity Management and Research where he was the assistant portfolio manager of the Fidelity Contra Fund, a registered investment company. Mr. Richardson also managed Fidelity Airline Fund, the Fidelity Aerospace and Defense Fund, and performed research and analysis in a variety of industry sectors (computer services, business services, media, financial services, and healthcare information technology). Previously, Mr. Richardson worked at Kidder, Peabody & Co. Mr. Richardson is also a director of SANUWAVE Health, Inc., and previously served as a director of QC Holdings, Inc. until June 2007 and Healthtronics, Inc. until November 2008. Mr. Richardson received an M.B.A. from Kenan-Flagler Business School at the University of North Carolina.

To the best of the Company’s knowledge, there are no arrangements or understandings between any director, director nominee or executive officer and any other person pursuant to which any person was selected as a director, director nominee or executive officer. There are no family relationships between any of the Company’s directors, director nominees or executive officers. To the Company’s knowledge there have been no material legal proceedings as described in Item 401(f) of Regulation S-K during the last ten years that are material to an evaluation of the ability or integrity of any of the Company’s directors, director nominees or executive officers.

Director qualification

The following is a discussion for each director of the specific experience, qualifications, attributes or skills that led our Board to conclude that the individual should be serving as a director of our Company.

Kevin Harrington – Mr. Harrington’s almost 30 year career in the infomercial industry and leadership positions at direct response marketing companies were factors considered by the Board. Specifically, the Board viewed favorably his roles at Reliant International, LLC, Responze TV, PLC, HSN Direct and Quantum Marketing International, Ltd., his early involvement in the infomercial industry and his co-founding of global networking associations in reaching their conclusion.

Ronald C. Pruett, Jr. – Mr. Pruett’s experience as a senior executive officer in a variety of industries was the primary factor considered by the Board. Specifically, the Board viewed favorably his roles at Boston Associates, LLC, Acquia, Inc., Mercury Media, Liberty Medical Supplies, Inc. and Acadient, together with his wide ranging experience and management expertise, in reaching their conclusion.

Greg Adams – Mr. Adams’ extensive experience in corporate finance and public company management were factors considered by the Board. Specifically, the Board viewed favorably his roles at Green Earth Technologies, Inc., EDGAR Online, Inc., PRT Group, Inc. and Blenheim Group Plc., together with his experience at KPMG and his involvement with the AICPA in reaching their conclusion.

Randolph A. Pohlman, PhD. – Dr. Pohlman’s leadership of the business school of a large private university as well as his public company experience were factors considered by the Board. Specifically, the Board viewed favorably his roles at the H. Wayne Huizenga School of Business and Entrepreneurship at Nova Southeastern University, Koch Industries, Inc. and Viragen, Inc. in reaching their conclusion.

Kevin A. Richardson, II – Mr. Richardson’s extensive experience in corporate finance and as a small cap and micro cap investor were factors considered by the Board. Specifically, the Board viewed his experience at Prides Capital LLC and Prides Capital Partners LLC, as well as Blum Capital, Tudor Investment Corporation, Fidelity Management and Research and Kidder, Peabody & Co., together with his service on public company boards, including eDiets, in reaching their conclusion.

In addition to each of the individual skills and backgrounds described above, the Board also concluded that each of these individuals will continue to provide knowledgeable advice to our other directors and to senior management on numerous issues facing our Company and on the development and execution of our strategy.

Required vote

The five nominees who receive the greatest number of affirmative votes at the 2013 Annual Meeting will be elected as directors. Abstentions, broker non-votes and withheld votes will have no effect on the outcome of the vote.

In the event any director nominee is unable or unwilling to serve as a director, the individual named as proxy on the proxy card will vote the shares that he or she represents for election of such other person as the Board may recommend. The Board has no reason to believe that any director nominee will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
ELECTION OF THE DIRECTOR NOMINEES.

Board of Directors

General

The Board oversees our business affairs and monitors the performance of management. In accordance with our corporate governance principles, the independent members of our Board do not involve themselves in day-to-day operations. The independent directors keep themselves informed through discussions with our chief executive officer and our chief financial officer, by reading the reports and other materials that we send them and by participating in Board and committee meetings. Directors are elected for a one year term and hold office until their successors have been elected and duly qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the Board increases the number of directors, the Board may fill any vacancy by a vote of a majority of the directors then in office, although less than a quorum exists. A director elected to fill a vacancy shall serve for the unexpired term of his or her predecessor. Vacancies occurring by reason of the removal of directors without cause may only be filled by vote of the shareholders.

Board Leadership Structure and Role in Risk Oversight

The offices of chairman of the Board and chief executive officer are separated. While the chairman of the Board also holds the title of senior executive officer, our chief executive officer serves as our principal executive officer and our highest ranking executive officer. Our Board believes our current structure provides independence and oversight and facilitates the communication between senior management and the full Board regarding risk oversight, which the Board believes strengthens its risk oversight activities. Moreover, the separation of chairman of the Board and chief executive officer allows the chief executive officer to better focus on his responsibilities of running the Company, enhancing shareholder value and expanding and strengthening our business while allowing the chairman of the Board to lead the Board in its fundamental role of providing independent oversight of management.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the chairman of the audit committee and other members of our Board meet regularly with management to discuss strategy and risks we face. Our chief financial officer attends many of the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The independent members of the Board work together to provide strong, independent oversight of our management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Director independence

While we are not subject to the listing requirements of any national securities exchange or inter-dealer quotation system which imposes any qualitative standards requiring companies to have independent directors, the Board has determined that at least two of our directors, Mr. Adams and Dr. Pohlman have no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and each is an “independent director” as defined in the Nasdaq Marketplace Rules.

Our independent directors may meet at any time in their sole discretion without any other directors or representatives of management present. Each independent director has access to the members of our management team or other employees as well as full access to our books and records. We have no policy limiting, and exert no control over, meetings of our independent directors.

Board Meetings; Annual Meeting Attendance

During our fiscal year ended March 31, 2013, the Board held nine meetings. No director attended, either in person or via telephone, fewer than 75% of the aggregate of all meetings of the Board and committees, if any, on which each director served. The Board also approved certain actions by unanimous written consent.

We do not have a policy requiring board members to attend the annual meeting of shareholders. This is the first annual meeting of shareholders which we have held since the merger with TV Goods, Inc. and we expect all directors to attend in person.

Nominations of Directors

When identifying nominees to serve as director, while we do not have a policy regarding the consideration of diversity in selecting directors, we seek to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance. We have not adopted a formal policy with regard to the consideration of any director candidates recommended by our shareholders, including the procedures to be followed. Our Board has not considered or adopted any such formal policy as we have never received a recommendation from any shareholder for any candidate to serve on our Board. Given our relative size, we do not anticipate that any of our shareholders will make such a recommendation in the near future. While there have been no nominations of additional directors proposed, in the event such a proposal is made, all members of our Board will participate in the consideration of director nominees. In considering a director nominee, it is likely that our Board will consider the professional and/or educational background of any nominee with a view towards how this person might bring a different viewpoint or experience to our Board.

Shareholders who would like to propose a candidate for election to our Board may do so by following the instructions below. All proposals for nomination received by the corporate secretary will be presented to the governance and nominating committee for evaluation. The governance and nominating committee will consider director candidates recommended by shareholders who appear to be qualified to serve on our Board and will make appropriate recommendations to our Board. The Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and the Board does not perceive a need to increase the size of the Board. In order to avoid the unnecessary use of the Board’s resources, the Board will consider only those director candidates recommended in accordance with the instructions set forth below. To submit a recommendation of a director candidate to the Board, a shareholder should submit the following information in writing, addressed to the corporate secretary of ASTV at our principal executive offices:

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the name and address of the person recommended as a director candidate;

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all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

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the written consent of the person being recommended as a director candidate to be named in the proxy statement as a nominee and to serve as a director if elected;

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as to the person making the recommendation, the name and address, as they appear on our books, of such person, and number of shares of our common stock owned by such person; provided, however, that if the person is not a registered holder of our common stock, the person should submit his or her name and address along with a current written statement from the record holder of the shares that reflects the recommending person’s beneficial ownership of our common stock; and

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a statement disclosing whether the person making the recommendation is acting with or on behalf of any other person and, if applicable, the identity of such person.

Communications with Directors

Shareholders may communicate at any time with any of our directors, our independent directors as a group, or the entire Board by writing to them at As Seen On TV, Inc., Attention: Chief Legal Counsel, 14044 Icot Boulevard, Clearwater, Florida 33760 or by faxing a communication to (727) 330-7849.

Shareholders or employees preferring to raise their concerns in a confidential or anonymous manner may do so by directly contacting the chairperson of the audit committee. Shareholders and employees may also report ethical concerns or incidents, including concerns about accounting, internal controls or auditing matters. We encourage anyone with a concern to bring it to our Board’s attention as early as possible.

Legal Proceedings

On August 9, 2012, we entered into a letter of intent with eDiets for the acquisition of that company in a stock for stock transaction. On October 31, 2012, we entered into a definitive Agreement and Plan of Merger, which closed on February 28, 2013. In connection with the transaction, on September 10, 2012, we received notice of a complaint filed by a shareholder of eDiets in Broward County, Florida against eDiets, members of the board of directors of eDiets and our Company, alleging that eDiets breached its fiduciary duty to its shareholders by entering into the merger agreement for inadequate consideration. Prior to the deadline for the defendants to answer the complaint, the plaintiff and the defendants in the case filed a stipulation with the court allowing the plaintiff to file an amended complaint. To date, the plaintiff has taken no further action in the case. We and the other defendants deny the allegations and intend to vigorously defend the action should the plaintiff take any further steps to prosecute the lawsuit and is not expected to have a material impact on our financial statements.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based on our review of the copies of such forms received by us, and to the best of our knowledge, all executive officers, directors and persons holding greater than 10% of our issued and outstanding common stock have filed the required reports in a timely manner during our fiscal year ended March 31, 2013 except as set forth below:

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Kevin Richardson, II, one of our directors, failed to file a Form 3 within the period of time required; and

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Prides Capital Partners, LLC, an entity controlled by Mr. Richardson, failed to file a Schedule 13D within the period of time required.

Both reports have subsequently been filed.

Board Committees

To assist in its governance, our Board has formed separately-designed standing audit, compensation and governance and nominating committees. Each committee has a written charter. While we are not subject to the listing requirements of any national securities exchange or inter-dealer quotation system which require, all committee members are independent directors within the committee independence standards set forth in the Nasdaq Marketplace Rules. A discussion of each committee’s function is set forth below. Copies of the committee charters are available from our website at www.asseenontv.com or without charge upon written request to our Corporate Secretary. Information concerning the current membership and function of each committee is as follows:

Name	Audit Committee	Compensation Committee	Governance and Nominating Committee

Greg Adams	✓*	✓	✓
Randolph A. Pohlman, PhD	✓	✓*	✓*

———————

*

Denotes chairperson.

Audit Committee. The audit committee assists the Board in fulfilling its oversight responsibility relating to:

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the integrity of our financial statements;

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our compliance with legal and regulatory requirements; and

•

the qualifications and independence of our independent registered public accountants.

The Board has determined that Mr. Adams and Dr. Pohlman each qualify as an “audit committee financial expert” as defined by the SEC. The report of the committee is included in this proxy statement. During our fiscal year ended March 31, 2013, the audit committee held five meetings.

Compensation Committee. The compensation committee is responsible for overseeing our compensation programs and practices, including our executive compensation plans and incentive compensation plans. The compensation committee is not permitted to delegate its authority to any other person. The compensation committee is responsible for consideration and determination of the compensation of our Board and our chief executive officer. The chief executive officer provides input to the compensation committee with respect to the individual performance and compensation recommendations for the other executive officers. Although the compensation committee’s charter authorizes the compensation committee to retain an independent consultant, no third party compensation consultant was engaged for our fiscal year ended March 31, 2013. During our fiscal year ended March 31, 2013, the compensation committee held one meeting.

Governance and Nominating Committee. The governance and nominating committee has the responsibility to:

•

solicit, consider, recommend and nominate candidates to serve on our Board under criteria adopted by it from time to time;

•

advise the Board with respect to board composition, procedures and committees;

•

oversee periodic evaluations of the Board and Board committees, including establishing criteria to be used in connection with such evaluations; and

•

review and report to the Board on a periodic basis with regards to matters of corporate governance.

The governance and nominating committee was formed in May 2013, and accordingly held no meetings in our fiscal year ended March 31, 2013.

Code of Ethics and Business Conduct

We are committed to maintaining the highest standards of honest and ethical conduct in running our business efficiently, serving our shareholders’ interests and maintaining our integrity in the marketplace. To further this commitment, we have adopted our Code of Business Conduct and Ethics, which applies to all our directors, officers and employees.

We have adopted a Code of Business Conduct and Ethics to provide guiding principles to all of our employees. Our Code of Business Conduct and Ethics does not cover every issue that may arise, but it sets out basic principles to guide our employees and provides that all of our employees must conduct themselves accordingly and seek to avoid even the appearance of improper behavior. Any employee who violates our Code of Business Conduct and Ethics will be subject to disciplinary action, up to and including termination of his or her employment.

Generally, our Code of Business Conduct and Ethics provides guidelines regarding:

•

compliance with laws, rules and regulations;

•

conflicts of interest;

•

insider trading;

•

corporate opportunities;

•

competition and fair dealing;

•

discrimination and harassment;

•

health and safety;

•

record keeping;

•

confidentiality;

•

protection and proper use of Company assets;

•

payments to government personnel;

•

waivers of the Code of Business Conduct and Ethics;

•

reporting any illegal or unethical behavior; and

•

compliance procedures.

We have also adopted a Code of Ethics for our senior financial personnel who are also subject to specific policies regarding:

•

disclosures made in our filings with the SEC;

•

deficiencies in internal controls or fraud involving management or other employees who have a significant role in our financial reporting, disclosure or internal controls;

•

conflicts of interests; and

•

knowledge of material violations of securities or other laws, rules or regulations to which we are subject.

A copy of our Code of Business Conduct and Ethics is available to any person from our website at www.asseenontv.com or without charge upon written request to our Corporate Secretary.

Compensation of Directors

Pursuant to independent director agreements, we have agreed to pay our independent directors an annual fee of $18,000 for serving on the Board and an additional $3,000 per year for serving as a committee chairperson and $2,000 per year for serving on a committee in a non-chairperson position. In addition, upon joining our Board, we issued each independent director options to purchase up to 25,000 shares of our common stock. The independent director options are exercisable at 100% of the closing price of our common stock as reporting on the OTC Bulletin Board on the date prior to such director’s appointment to the Board. Options to purchase 12,500 shares of common stock vest 12 months from date of appointment to the Board, and options to purchase 12,500 shares vest 24 months from date of appointment. The options are issued pursuant and subject to our 2010 Equity Compensation Plan. In addition, in December 2012, the independent directors were granted 100,000 options each, granted at the market price at the grant date, which vest over five years and are exercisable for a period of ten years from date of grant.

The information in the following table provides information paid for director compensation in our fiscal year ended March 31, 2013, excluding any reimbursement of out-of-pocket travel and lodging expenses which we may have paid.

	Director Compensation
Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($) (1)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($) (2)	Total ($)
Greg Adams	23,000	—	70,700	—	—	—	93,700
Randolph A. Pohlman, PhD.	23,000	—	70,700	—	—	—	93,700
Kevin A. Richardson, II	1,500	—	—	—	—	—	1,500

———————

(1)

The amounts included in the “Option Awards” column represent the aggregate grant date fair value of the stock options granted to directors during our fiscal year ended March 31, 2013, computed in accordance with Accounting Standards Codification (“ASC”) Topic 718. The assumptions made in the valuations of the option awards are included in Note 14 of the notes to our consolidated financial statements for the year ended March 31, 2013 appearing in our 2013 10-K.

(2)

The aggregate amount of reimbursement of out-of-pocket travel and lodging expenses was less than $10,000.

Transactions with Related Persons

Our former chief executive officer, Mr. Rogai, had loaned $107,000 to us in the past to meet short-term working capital needs. The loan was unsecured and carried an interest rate of 12% per annum. In May 2010, this obligation was formalized through the issuance of a 12% convertible promissory note payable in the principal amount of $107,000, due May 25, 2011. The 12% convertible promissory note was convertible into shares of our common stock at $1.50 per share and carried an interest rate of 12% per annum. The conversion feature of the promissory note proved beneficial under the guidance of ASC 470--Debt. Accordingly, a beneficial conversion feature of $107,000 was recognized and was accreted to interest expense over the initial one year term of the note. The note payable to officer was fully accreted at March 31, 2013 and March 31, 2012, respectively. On May 25, 2011, the promissory note was amended to extend the maturity one additional year under the same terms.

On August 18, 2011, Mr. Rogai entered into a subordination agreement relating to his note. In connection with our bridge debenture offering in the amount of $1,800,000, Mr. Rogai agreed to subordinate his position to that of the bridge offering investors. On October 28, 2011, the note in the principal amount of $107,000 was converted into units offered in connection with our October 28, 2011 financing and securities purchase agreement. As a result, Mr. Rogai received 133,750 shares of common stock and warrants to purchase 133,750 shares of common stock exercisable at $1.00 per share. Interest expense recognized under the note totaled $0 and $23,271 for the fiscal years ending March 31, 2013 and 2012, respectively.

Under the anti-dilution protection provisions of our securities purchase agreement dated October 28, 2011, Mr. Rogai received an additional 46,082 shares of common stock and warrants to purchase an additional 91,040 shares of common stock, exercisable at $0.595 per share, upon the initial closing of our securities purchase agreement dated November 14, 2012.

Concurrent with our acquisition of eDiets on February 28, 2013, we issued 988,654 shares of common stock and warrants to purchase 494,328 shares of common stock in settlement of $600,000 of eDiets’ related party debt and $92,057 in related interest to an eDiets director and one former director. At March 31, 2013, we had outstanding a $100,000 note payable to Kevin Richardson II, which bears interest at 5% per annum and became due June 30, 2013. For the period from February 28, 2013 through March 31, 2013, we recognized interest expense of $425 related to this note which is accrued at March 31, 2013 and recognized an additional $1,250 of interest expense for the period April 1, 2013 through the June 30, 2013.

Review, Approval or Ratification of Transactions with Related Parties

We currently do not have a written policy for the review, approval or ratification of transactions with related persons.

EXECUTIVE COMPENSATION

Executive Officers

Name	Positions
Ronald C. Pruett, Jr.	Chief Executive Officer, President (1)
Steve Rogai	Chief Executive Officer, President (2)
Kevin Harrington	Senior Executive Officer (3)
Dennis W. Healey	Chief Financial Officer

———————

(1)

Mr. Pruett was appointed Chief Executive Officer and President in May 2013, when he was also appointed to the Board.

(2)

Mr. Rogai served as Chief Executive Officer and President and as a member of the Board until March 2013, when he resigned.

(3)

Mr. Harrington served as Senior Executive Officer until March 31, 2013. He continues to serve as chairman of the Board.

Executive officers of our Company are appointed by the Board and serve at the pleasure of the Board.

Ronald C. Pruett, Jr. For information regarding Mr. Pruett, please see description under “Election of Directors” included in this Proposal 1.

Steve Rogai. Mr. Rogai has served as our Chief Executive Officer from May 2010 until March 2013. In 2009 Mr. Rogai, along with Mr. Harrington, co-founded Inventors Business Center, a resource to assist entrepreneurs in product development. From inception Mr. Rogai was Director of Business Development at TV Goods. Mr. Rogai has over 15 years of retail experience. From 2004 to 2008 Mr. Rogai served as President and CEO of Florida Select Mortgage Corp., a mortgage brokerage firm. In 2005 Mr. Rogai created Titan 1 Developments, LLC, a real estate development company, serving as President and CEO from 2005 through 2009. From 2000 to 2004, Mr. Rogai served as branch manager for Florida Mortgage Funding, a national brokerage firm. In May 2008, Steven Rogai filed for protection under Chapter 11 of the U.S. Bankruptcy code in relation to the liquidation of real estate holdings of Titan 1 Developments, LLC.

Kevin Harrington. For information regarding Mr. Harrington, please see description under “Election of Directors” included in this Proposal 1.

Dennis W. Healey. Mr. Healey, 64 and a certified public accountant, has served as our chief financial officer since October 2011. From November 2007 through October 2011, Mr. Healey provided accounting and financial reporting services to various private and public companies. Commencing first quarter 2010 through the date of his appointment as chief financial officer, Mr. Healey provided accounting and financial consulting services to us. From 1980 until October 2007, Mr. Healey served as vice president of finance and chief financial officer of Viragen, Inc., a public company specializing in the research and development of biotechnology products. Viragen filed for an assignment for the benefit of creditors in October 2007. Mr. Healey received a B.B.A. degree in accounting from the University of Florida and is a member of the Florida Institute of Certified Public Accountants and the American Institute of Certified Public Accountants.

Determination of Executive Officer Compensation

Our executive officers, as well as Mr. Harrington, are compensated pursuant to the terms of agreements with our Company as described below.

Ronald C. Pruett, Jr.

On May 2, 2013, effective May 1, 2013, we entered into an employment agreement with Mr. Pruett to serve as our chief executive officer. The term of the agreement is for one year and will be automatically renewed for successive one-year periods unless a notice of non-renewal is given by either party or the agreement is otherwise terminated sooner in accordance with its provisions. Pursuant to the agreement, Mr. Pruett will receive an annual base salary of $275,000, together with an additional salary of $275,000 during the first year of his employment with us. Mr. Pruett’s base salary may be increased from time to time as determined by the compensation committee of the Board. In addition to his base salary, Mr. Pruett is entitled to receive an annual cash bonus calculated by reference to our actual performance during the immediately preceding fiscal year measured against a revenue and adjusted EBITDA (earnings before income taxes, depreciation and amortization) target to be established by Mr. Pruett and the compensation committee and approved by the Board. As of July 19, 2013, Mr. Pruett and the compensation committee had yet to establish a revenue and adjusted EBITDA target for our fiscal year ending March 31, 2014. The bonus will be calculated on a sliding scale illustrated as follows:

Percentage of Performance Target Achieved	Percentage of Base Salary Paid as Incentive Bonus
120% or greater	200%
110%	150%
100%	100%
95%	50%
<95%	0%

Any bonus calculated as set forth above will be reduced by one-third until the aggregate amount of all such reductions is equal to $275,000. Mr. Pruett also received an option grant to purchase 425,000 shares (the “First Option Grant”) of our common stock and a second option grant to purchase 2,625,000 shares (the “Second Option Grant”) of our common stock. The First Option Grant vested on the grant date and has a per share exercise price of $0.346. The Second Option Grant has a per share exercise price of $0.70. The Second Option Grant will vest as follows:

Percentage of Second Option Grant	Vesting Date
25%	May 6, 2013
25%	May 1, 2014
25%	November 1, 2014
25%	May 1, 2015

Provided that the agreement has not been terminated, on December 31, 2013, Mr. Pruett will become entitled to receive a subsequent grant consisting of, at the compensation committee’s option:

•

stock options,

•

restricted stock or other securities issuable under any of our equity incentive plans, or

•

any combination of the foregoing (the “Subsequent Grant”).

The aggregate value of the Subsequent Grant will be at least $918,750. The Subsequent Grant will vest as follows:

Percentage of Subsequent Grant	Vesting Date
25%	Grant Date
25%	May 1, 2014
25%	November 1, 2014
25%	May 1, 2015

If Mr. Pruett’s employment is terminated due to death, his estate will receive:

•

three months’ base salary at his then current rate in a lump sum payment, and

•

one year of continued coverage under our employee benefit plans.

If Mr. Pruett’s employment is terminated due to disability, he will receive:

•

six months’ base salary at his then current rate,

•

one year of continued coverage under our employee benefit plans, and

•

any earned but unpaid bonuses, provided that we may credit against such amounts any proceeds paid to Mr. Pruett with respect to any disability policy maintained for his benefit.

If Mr. Pruett’s employment is terminated by us without cause or following a change in control, as defined in the agreement, or by Mr. Pruett for good reason or following a change in control, Mr. Pruett will receive:

•

12 months’ base salary at his then current rate,

•

continued provision during such 12-month period of benefits under our employee benefit plans,

•

immediate vesting of all granted but unvested stock options, and

•

a prorated payment of any bonus or other payments earned in connection with any bonus plan in which Mr. Pruett participated at the time of termination.

If Mr. Pruett’s employment is terminated by us without cause or following a change in control, as defined in the agreement, or by Mr. Pruett for good reason or following a change in control, then the amount of each base salary payment will be reduced by $1.00 for each $3.00 otherwise payable, until the aggregate amount of all such reductions, together with the aggregate amount of cash bonus reductions described above, equals $275,000.

Mr. Pruett will not be entitled to any compensation if his employment is terminated by us for cause or by Mr. Pruett in the absence of good reason. Prior to his employment, Mr. Pruett served as a consultant to our Company earning $57,000 during the year ending March 31, 2013.

Steve Rogai

Mr. Rogai served as our chief executive officer from May 2010 until March 2013. During our fiscal year ended March 31, 2013, his compensation was determined pursuant to the terms of a three-year employment agreement entered into in October 2011. Under the terms of this agreement, Mr. Rogai was engaged to serve as our chief executive officer and president at an annual base salary of $225,000, and was, in addition to base compensation, entitled to such bonus compensation as determined by our Board from time to time. In addition, he was entitled to receive reimbursement for all reasonable travel, entertainment and miscellaneous expenses incurred in connection with the performance of his duties, as well as a vacation of up to two weeks per annum and participation in any pension, insurance or other employment benefit plan as maintained by us for our executives, including programs of life and medical insurance and reimbursement of membership fees in professional organizations. The agreement also contained a non-competition and non-solicitation provision for a period of up to nine months from the date of termination.

On March 13, 2013, Mr. Rogai notified the Board of his decision to step down as our president and chief executive officer and a member of the Board effective immediately. Mr. Rogai also resigned from all other positions, offices and directorships of all other entities for which Mr. Rogai was serving at our request. Mr. Rogai agreed to serve as an advisor to our Company during a transition period which ended April 1, 2013. In connection with Mr. Rogai’s resignation, we entered into an agreement and general release with him. By virtue of Mr. Rogai’s resignation and entry into the agreement and general release, the employment agreement described above terminated. Pursuant to the agreement and general release, Mr. Rogai will receive as severance:

•

12 months of his base salary of $225,000 payable in four equal quarterly installments,

•

$14,091, payable in four equal quarterly installments, to cover Mr. Rogai’s COBRA premiums for 12 months under our group health plan,

•

$5,990 as accrued vacation pay, and

•

$3,000 as a transitional car allowance.

In addition, we agreed to vest all stock options held by Mr. Rogai, which will remain exercisable for the full term of their grant, notwithstanding any contrary provision in the applicable award agreements. In consideration of the foregoing severance amounts Mr. Rogai provided us with a release of claims against our Company.

Kevin Harrington

Effective on October 28, 2011, we entered into a three year services agreement with Mr. Harrington and Harrington Business Development, Inc. to provide executive services and for Mr. Harrington to serve as chairman of the Board. Under the services agreement Mr. Harrington initially received base compensation per annum of $300,000. Also under the services agreement, Mr. Harrington is entitled to such bonus compensation as determined by our Board from time to time. In addition, he is entitled to receive reimbursement for all reasonable travel, entertainment and miscellaneous expenses incurred in connection with the performance of his duties, as well as a vacation of up to two weeks per annum and participation in any pension, insurance or other employment benefit plan as maintained by us for our executives, including programs of life and medical insurance and reimbursement of membership fees in professional organizations.

We have agreed to maintain a minimum of $5,000,000 of directors and officers liability coverage during the term of the services agreement and to indemnify him to the fullest extent permitted under Florida law. In the event of termination for death or disability, his estate is entitled to receive three months base salary at the then current rate, payable in a lump sum and continued payment for a period of one year following his death of benefits under any employee benefit plan extended from time to time by us to our senior executives. In the event he is terminated for cause or without good reason, as defined under the services agreement, he has no right to compensation or reimbursement or to participate in any benefit programs, except as may otherwise be provided by law, for any period subsequent to the effective date of termination. In the event of termination without cause, for good reason or change of control, as defined under the services agreement, we are obligated to pay him 12 months’ base salary at the then current rate, to be paid from the date of termination until paid in full, any accrued benefits under any employee benefit plan extended to him, and he is entitled to immediate vesting of all granted but unvested options and the payment on a pro rata basis of any bonus or other payments earned in connection with any bonus plan to which he is a participant. The services agreement also contains a non-competition and non-solicitation provision for a period of up to nine months from the date of termination.

On March 8, 2013, we entered into an amendment to the services agreement with Mr. Harrington, providing that:

•

Mr. Harrington’s base annual compensation was reduced to $225,000;

•

his duties under the services agreement do not require him to serve on our Board. However, he agreed not to sit on the board of directors of any entity that competes with our business and we agreed that he has the right to sit on the board of directors of a company that does not compete with us if our Board grants its consent by a majority vote of its members, not including Mr. Harrington, the consent of which will not be unreasonably withheld,

•

Mr. Harrington agreed to comply with all orders from our chief executive officer and the chief financial officer and any failure on his part to comply with an such order will give us the right to terminate the services agreement “for cause,” and

•

certain compensatory benefits payable to Mr. Harrington upon termination for death or disability or termination without cause, for good reason or change of control (as defined under the agreement) have been eliminated.

On May 21, 2013, we entered into a second amendment to the services agreement with Mr. Harrington, providing that:

•

the provisions of the March 8, 2013 amendment relating to board obligations and adherence to orders from management were deleted in their entirety,

•

Section 2 of the services agreement was amended to define Mr. Harrington’s general duties as our principal brand ambassador, reporting to our chief executive officer, with whom he will develop and implement promotional strategies to expand and strengthen relationships between our Company and our customers and between our Company and our vendors, agents and suppliers, and

•

new sub-sections to Section 2 of the services agreement were added that provide:

•

Mr. Harrington has the right to undertake speaking engagements anywhere in the world, and to retain any speaking fees or other compensation resulting therefrom; provided, that such speaking engagements do not interfere or conflict with performance of his duties to us and are undertaken at his expense,

•

as it is expected Mr. Harrington will regularly become aware of new product ideas, proposals, submissions and other opportunities, we will have sole ownership of the opportunities and he will treat all opportunities as confidential information under the terms of the services agreement, and

•

Mr. Harrington is permitted to endorse products or services of third parties if authorized to do so by our chief executive officer.

License Agreement

On February 8, 2012 we entered into a license agreement with Mr. Harrington under which he granted us an exclusive, irrevocable, worldwide license to publish, reproduce or otherwise use:

•

his likeness in any form,

•

rights he may have in the Pitch Tank® seminar series,

•

any urls he may own,

•

any of the intellectual property of the Pitch Tank seminar series he may own, and

•

all products and business opportunities he has received to date or will receive in the future as a result of his involvement in the Pitch Tank seminar series, the Shark Tank television show and or other speaking engagements.

The term of the license agreement continues for so long as he continues to operate under a service agreement with us. As consideration, we agreed to pay him a royalty equal to 10% of the “adjusted gross receipts” as defined in the agreement received by us resulting from Pitch Tank, other seminar events put on by us, and from speaking events put on by third parties at which Mr. Harrington has been invited to speak.

As consideration for amending the services agreement as described above, on March 8, 2013, we entered into an amendment to the licensing agreement, subject to the limitations provided under the services agreement, as amended, pursuant to which during the term of the services agreement Mr. Harrington agreed to license his name and likeness to us on a non-exclusive basis. Pursuant to the non-exclusive license, we agreed to pay Mr. Harrington 10% of any adjusted gross receipts (as defined in the license agreement) received by us from its use of Mr. Harrington’s likeness or image and, if Mr. Harrington generates any revenues from a Pitch Tank speaking engagement, he will pay 10% of the adjusted gross receipts to us.

On May 21, 2013, we entered into a second amendment to the license agreement with Mr. Harrington, pursuant to which:

•

the aforedescribed first amendment to the license agreement dated March 8, 2013 was deleted in its entirety,

•

Mr. Harrington retained, as owner, and we acquired, as licensee, exclusive rights to Mr. Harrington’s name, likeness and other intellectual property rights, and

•

Mr. Harrington’s obligation to pay us 10% of certain speaking fees was deleted.

Dennis W. Healey

Effective on October 28, 2011, we entered into a three year employment agreement with Mr. Healey to serve as our chief financial officer. Under the agreement Mr. Healey receives base compensation per annum of $140,000. Under the agreement, Mr. Healey is, in addition to base compensation, entitled to such bonus compensation as determined by our Board from time to time. In addition, he is entitled to receive reimbursement for all reasonable travel, entertainment and miscellaneous expenses incurred in connection with the performance of his duties, as well as a vacation of up to two weeks per annum and participation in any pension, insurance or other employment benefit plan as maintained by us for our executives, including programs of life and medical insurance and reimbursement of membership fees in professional organizations.

We have agreed to maintain a minimum of $5,000,000 of directors and officers liability coverage during his employment term and to indemnify him to the fullest extent permitted under Florida law. In the event of termination for death or disability, his estate is entitled to receive three months base salary at the then current rate, payable in a lump sum and continued payment for a period of one year following his death of benefits under any employee benefit plan extended from time to time by us to our senior executives. In the event he is terminated for cause or without good reason, as defined under the agreement, he has no right to compensation or reimbursement or to participate in any benefit programs, except as may otherwise be provided by law, for any period subsequent to the effective date of termination. In the event of termination without cause, for good reason or change of control, as defined under the agreement, we are obligated to pay him 12 months’ base salary at the then current rate, to be paid from the date of termination until paid in full, any accrued benefits under any employee benefit plan extended to him, and he is entitled to immediate vesting of all granted but unvested options and the payment on a pro rata basis of any bonus or other payments earned in connection with any bonus plan to which he is a participant. The agreement also contains a non-competition and non-solicitation provision for a period of up to nine months from the date of termination.

Summary Compensation Table

The following table summarizes all compensation awarded to, earned by, or paid by us in the past two fiscal years for:

•

our principal executive officer or other individual serving in a similar capacity,

•

our two most highly compensated executive officers other than our principal executive officer who were serving at March 31, 2013 as executive officers as that term is defined under Rule 3b-7 of the Securities Exchange Act of 1934, and

•

up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer at March 31, 2013.

For definitional purposes, these individuals are sometimes referred to as the “named executive officers.” The amounts included in the “Option Awards” column below represent the aggregate grant date fair value of the stock options granted, computed in accordance with ASC Topic 718. The assumptions made in the valuations of the option awards are included in Note 14 of the notes to our consolidated financial statements for the year ended March 31, 2013, appearing in our 2013 10-K.

Name	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation (S)	All Other Compensation ($)	Total ($)
Kevin Harrington (1)	2013	295,548	—	—	—	—	—	—	295,548
	2012	300,000	150,000	—	—	—	—	—	450,000

Steven Rogai (2)	2013	225,000	—	—	247,450	—	—	—	472,450
	2012	177,404	100,000	—	129,700	—	—	—	407,104

Dennis W. Healey (3)	2013	140,000	—	—	212,100	—	—	—	352,100
	2012	110,539	50,000	—	43,200	—	—	—	203,739

———————

(1)

Mr. Harrington served as senior executive officer until March 31, 2013 and serves as chairman of our Board. He also served as interim principal executive officer from March 13, 2013 through May 3, 2013.

(2)

Mr. Rogai served as our chief executive officer until March 13, 2013. Option awards to Mr. Rogai in fiscal 2012 reflect the aggregate fair value of options to purchase 150,000 shares of our common stock, exercisable at $0.96 per share, granted September 26, 2011. Option awards in our fiscal year ended March 31, 2013 reflect the aggregate fair value of options to purchase 350,000 shares of our common stock, exercisable at $0.68 per share, granted December 7, 2012.

(3)

Mr. Healey serves as our chief financial officer. Option awards to Mr. Healey in fiscal 2012 reflect the aggregate fair value of options to purchase 50,000 shares of our common stock, exercisable at $0.96 per share, granted September 26, 2011. Option awards in our fiscal year ended March 31, 2013 reflect the aggregate fair value of options to purchase 300,000 shares of our common stock, exercisable at $0.68 per share, granted December 7, 2012.

Outstanding Equity Awards at Fiscal Year End

The following table provides information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of March 31, 2013:

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)

Kevin Harrington	—	—	—	—	—	—	—	—	—

Steve Rogai	350,000	—	—	1.50	5/25/2015	—	—	—	—
	150,000	—	—	0.96	9/26/2016	—	—	—	—
	350,000	—	—	0.68	12/7/2022	—	—	—	—

Dennis W. Healey	50,000	—	—	1.50	5/26/2015	—	—	—	—
	50,000	—	—	2.20	12/20/2015	—	—	—	—
	50,000	—	—	0.96	9/26/2016	—	—	—	—
		300,000	—	0.68	12/07/22	—	—	—	—

Equity Compensation Plans

We presently have four equity compensation plans, including the As Seen On TV, Inc. 2010 Executive Equity Compensation Plan, as amended, which we refer to as the Executive Plan, the As Seen On TV, Inc. 2010 Non-Executive Equity Incentive Plan, as amended, which we refer to as the Non-Executive Plan and the As Seen On TV, Inc. 2013 Equity Compensation Plan, as amended, which we refer to as the 2013 Plan. Following the eDiets acquisition, we assumed the eDiets.com, Inc. 2010 Amended and Restated Equity Incentive Plan and the eDiets.com, Inc. 1999 Stock Option Plan, which expired in November 2009. No additional grants may be awarded under the eDiets.com, Inc. 1999 Stock Option Plan. We refer to eDiets.com, Inc. 2010 Amended and Restated Equity Incentive Plan and the eDiets.com, Inc. 1999 Stock Option Plan collectively as the eDiets Plan. The purpose of the each plan is to attract, retain and provide incentives to our employees, officers, directors and consultants thereby increasing shareholder value. Following is a description of these plans.

In June 2010 our Board adopted our Executive Plan and our Non-Executive Plan and initially reserved 600,000 shares and 500,000 shares, respectively, for grants under these plans. Our shareholders approved these plans in March 2010 and May 2010, respectively. In February 2011, in connection with a reverse split of our common stock which would have proportionally reduced the number of shares reserved for issuance under these plans, our shareholders approved amendments to these plans increasing the number of shares reserved for issuance to 300,000 shares and 300,000 shares, respectively.

In September 2012 our Board adopted our 2013 Plan and we initially reserved 3,000,000 shares for grants under this plan. During March 2013 our Board increased the number of shares available for grants under this plan to 6,000,000 shares and, during May 2013, to 9,000,000 shares. The 2013 Plan is being submitted for the approval of our shareholders at the 2013 Annual Meeting as Proposal 3.

At June 30, 2013 there were outstanding:

•

options to purchase 900,000 shares of our common stock under the Executive Plan with exercise prices ranging from $0.68 to $1.50 per share;

•

options to purchase 800,000 shares of our common stock under the Non-Executive Plan with exercise prices ranging from $0.68 to $2.20 per share;

•

options to purchase 4,467,500 shares of our common stock under the 2013 Plan with exercise prices ranging from $0.32 to $0.70 per share; and

•

options to purchase 2,816,208 shares of our common stock to former eDiets option holders under the eDiets Plan with exercise prices ranging from $0.21 to $17.84 per share.

Other than the number of shares reserved for issuance under each plan, the terms of the Executive Plan, the Non-Executive Plan and the 2013 Plan are identical. The eDiets Plan is discussed below.

The plans each provide for the grant of incentive stock options, or ISOs, nonqualified stock options, or NSOs, stock purchase rights, stock appreciation rights and restricted and unrestricted stock awards. Such shares are currently authorized and unissued, but reserved for issuance. The Company’s Executive Plan was initially reserved primarily for our executive officers and the Non-Executive Plan was initially reserved primarily for our non-executive employees. Grants under the 2013 Plan are made to our directors, executive officers, employees and consultants. Each plan has a term of 10 years. Accordingly, no grants may be made under any plan after the 10 year anniversary of its date of adoption, but each plan will continue thereafter while previously granted stock options or stock awards remain outstanding and unexercised.

These plans are administered by our Board or a committee appointed by the Board, which we refer to as the compensation committee. The compensation committee has the power and authority to make grants of stock options or stock awards or any combination thereof to eligible persons under the plans, including the selection of such recipients, the determination of the size of the grant, and the determination of the terms and conditions, not inconsistent with the terms of the plans, of any such grant including, but not limited to:

•

approval of the forms of agreement for use;

•

the applicable exercise price;

•

the applicable exercise periods;

•

the applicable vesting period;

•

the acceleration or waiver of forfeiture provisions; and

•

any other restrictions or limitations regarding the stock option or stock award.

The compensation committee also has the authority, in its discretion, to prescribe, amend and rescind the administrative rules, guidelines and practices governing the plans, as it from time to time deems advisable. The compensation committee may construe and interpret the terms of the plans and any stock options or stock awards issued under the plans and any agreements relating thereto and otherwise supervise the administration of the plans. In addition, the compensation committee may modify or amend each stock option or stock award granted under the plans. All decisions made by the compensation committee pursuant to the provisions of the plans are final and binding on all persons, including our Company and all plan participants.

Our employees, directors and consultants providing services to us are eligible to be granted non-qualified stock options and stock awards under the plans. Our employees are also eligible to receive incentive stock options. The compensation committee shall select from among the eligible persons under the plans as recommended by our senior management, from time to time in its sole discretion, to make certain grants of stock options or stock awards, and the compensation committee shall determine, in its sole discretion, the number of shares covered by each grant.

Stock options may be granted to eligible persons alone or in addition to stock awards under the plans. Any stock option granted under the plans will be in such form as the compensation committee approves, and the provisions of a stock option award need not be the same with respect to each optionee. Recipients of stock options must enter into a stock option agreement with us, in the form determined by the compensation committee, setting forth the term, the exercise price and provisions regarding exercisability of the stock options granted thereunder. The compensation committee may grant either incentive stock options or non-qualified stock options or a combination thereof, but the compensation committee may not grant incentive stock options to any individual who is not our employee. To the extent that any stock option does not qualify as an incentive stock option, it constitutes a separate non-qualified stock option. The compensation committee may not grant to any employee incentive stock options that first become exercisable in any calendar year in an amount exceeding $100,000.

Incentive stock options and nonstatutory stock options may not be granted at less than the fair market value of the underlying common stock at the date of the grant. Incentive stock options may not be granted at less than 110% of fair market value if the employee owns or is deemed to own more than 10% of the combined voting power of all classes of our stock at the time of the grant. Stock options can be exercisable at various dates, as determined by the compensation committee and will expire no more than 10 years from the grant date, or no more than five years for any stock option granted to an employee who owns or is deemed to own 10% of the combined voting power of all classes of our stock. Once vested, stock options granted under the plans are exercisable in whole or in part at any time during the option period by giving written notice to us and paying the option price:

•

in cash or by certified check,

•

through delivery of shares of common stock having a fair market value equal to the purchase price, or

•

a combination of these methods.

The compensation committee may also permit cashless exercises of stock options.

Stock options issued under the plans may not be transferred other than by will or by the laws of descent and distribution. During an optionee’s lifetime, a stock option may be exercised only by the optionee. Unless otherwise provided by the compensation committee, stock options that are exercisable at the time of a recipient’s termination of service with our Company will continue to be exercisable for three months thereafter, or for 12 months thereafter if the optionee’s employment is terminated due to their death or disability.

Stock appreciation rights may be granted to eligible persons alone or in addition to stock options or other stock awards under the plans. The compensation committee will determine the number of shares of common stock to which the stock appreciation rights shall relate. Each stock appreciation right will have an exercise period determined by the compensation committee not to exceed 10 years from the grant date. Upon exercise of a stock appreciation right, the holder will receive cash or a number of shares of common stock equal to:

•

the number of shares for which the stock appreciation right is exercised multiplied by the appreciation in the fair market value of a share of common stock between the stock appreciation right grant date and exercise date, divided by

•

the fair market value of a share of common stock on the exercise date of the stock appreciation right.

Stock purchase rights may be granted to eligible persons alone or in addition to stock options or other stock awards under the plans. A stock purchase right allows a recipient to purchase a share of common stock at a price determined by the compensation committee. Unless otherwise determined by the compensation committee, we have the right to repurchase the shares of common stock acquired upon exercise of the stock purchase right upon the recipient’s termination of service, for any reason, prior to the satisfaction of the vesting conditions established by the compensation committee. Unless otherwise determined by the compensation committee, our right of repurchase will lapse as to 1/6th of the purchase shares on the date that is six months after the grant date, and as to an additional 1/6th of such shares every six months thereafter. Upon exercise of a stock purchase right, the purchaser will have all of the rights of a shareholder with respect to the shares of common stock acquired.

Stock purchase rights may not be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime, a purchase grant may be exercised only by the recipient. Unless otherwise determined by the compensation committee, if a recipient’s service to us terminates for any reason, all stock purchase rights held by the recipient will automatically terminate.

Restricted and unrestricted stock awards may be granted to eligible persons alone or in addition to stock options or other stock awards under the plans. Shares of common stock granted in connection with a restricted stock award are generally subject to forfeiture upon:

•

termination of the recipient’s service with our Company prior to vesting, or

•

the failure by the recipient to meet performance goals established by the compensation committee as a condition of vesting.

Shares of common stock subject to a restricted stock award cannot be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the applicable restrictions lapse. Unless otherwise determined by the compensation committee, holders of shares of common stock granted in connection with a restricted stock award have the right to vote such shares and to receive any cash dividends with respect thereto during the restriction period. Any stock dividends will be subject to the same restrictions as the underlying shares of restricted stock. Unrestricted stock awards are outright grants of shares of common stock that are not subject to forfeiture. If:

•

we merge or consolidate with another corporation,

•

there is an exchange of substantially all of our outstanding stock for shares of another entity in which our shareholders will own less than 50% of the voting shares of the surviving entity, or

•

we sell substantially all of our assets,

then, unless otherwise provided by the compensation committee in a grantee’s option or award agreement, each outstanding and unexercised stock option or stock award may be assumed by the successor corporation or an equivalent option, or stock award will be substituted by the successor. If, however, the successor does not assume the stock options and stock awards or substitute equivalent stock options or stock awards, then each outstanding and unexercised stock option and stock award shall become exercisable for a period of at least 20 days prior to the effective date of such transaction and our right of repurchase with respect to shares covered by all outstanding stock purchase rights and all restrictions with respect to restricted stock awards will lapse. Any stock options, or stock awards that are not exercised during such 20-day period shall terminate at the end of such period.

Stock options and stock awards made under the plans will be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by us.

eDiets Plan

Pursuant to the eDiets acquisition, effective February 28, 2013, upon the closing of the transaction, we assumed the eDiets Plan and all options issuable under such plan totaling up to 5,123,763 shares. There are currently 2,816,208 options outstanding under the eDiets Plan. The eDiets Plan allows for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock units, deferred stock and unrestricted stock.

At the effective time of the merger with eDiets, each eDiets option that remained outstanding and unexercised following the effective time was deemed amended and is now exercisable for shares of our common stock. The terms and conditions of the options remained the same, except that the number of shares covered by the option, and the exercise price was adjusted to reflect the exchange ratio of 1.2667. The exercise price per share is now equal to the exercise price prior to the effective time, divided by the exchange ratio. The discussion above reflects options and shares adjusted for the exchange ratio.

AUDIT COMMITTEE REPORT

Report of the Audit Committee of the Board of Directors

The primary function of the audit committee is to assist the Board in its oversight of our financial reporting processes. Management is responsible for the preparation, presentation and integrity of the consolidated financial statements, including establishing accounting and financial reporting principles and designing systems of internal control over financial reporting. Our independent auditors are responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles and auditing management’s assessment of the effectiveness of internal control over financial reporting.

With respect to the fiscal year ended March 31, 2013, in addition to its other work, the audit committee:

•

Reviewed and discussed with management and EisnerAmper LLP, our independent registered public accounting firm, our audited consolidated financial statements as of March 31, 2013 and for the year then ended;

•

Discussed with EisnerAmper LLP the matters required to be discussed by the statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, with respect to its review of the findings of the independent registered public accounting firm during its examination of our consolidated financial statements; and

•

Received from EisnerAmper LLP written affirmation of its independence as required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”. In addition, the audit committee discussed with EisnerAmper LLP its independence and determined that the provision of non-audit services was compatible with maintaining auditor independence.

The audit committee recommended, based on the review and discussion summarized above, that the Board include the audited consolidated financial statements in the 2013 10-K for filing with the SEC.

Dated June 26, 2013	Audit Committee of the Board of Directors of As Seen On TV, Inc.

/s/ Greg Adams
/s/ Randolph A. Pohlman, PhD

The information contained in the foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such report by reference in such filing.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP

The audit committee has appointed the firm of EisnerAmper LLP, an independent registered public accounting firm, to serve as our independent auditors for the fiscal year ending March 31, 2014, subject to ratification of this appointment by our shareholders. EisnerAmper LLP has served as our independent registered public accounting firm since June 2011. One or more representatives of EisnerAmper LLP are expected to be present at the 2013 Annual Meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders. In the event that our shareholders do not ratify the appointment, the appointment will be reconsidered by the audit committee. Approval of the resolution will in no way limit the audit committee’s authority to terminate or otherwise change the engagement of EisnerAmper LLP for the fiscal year ending March 31, 2014.

Fees and services

The following table shows the fees that were billed by EisnerAmper LLP for the audit and other services provided for the years indicated.

	2013	2012
Audit fees	$216,800	$158,000
Audit-related fees	96,600	—
Tax fees	—	—
All other fees	—	—
Total	$313,400	$158,000

Audit fees — This category represents the amounts billed for professional services rendered by Eisner Amper LLP for the audit of our annual financial statements, review of financial statements included in our quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements for those years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-related fees — This category represents the amounts billed for assurance and related services by EisnerAmper that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC and other accounting consulting. Included in this amount are audit fees and related expenses for the audit of eDiets for the year ended December 31, 2012 following our acquisition in February 2013.

Tax fees — This category represents the amounts billed for professional services rendered by EisnerAmper for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All other fees — This category represents the amounts billed for products and services provided, other than services reported above under “Audit Fees”, “Audit-Related Fees” and “Tax Fees.”

Policy on pre-approval of fees

Our audit committee reviews and approves audit and permissible non-audit services performed by its current independent registered public accounting firm, EisnerAmper LLP as well as the fees charged for such services. In its review of non-audit service and its appointment of EisnerAmper LLP as our independent registered public accounting firm, the Board considered whether the provision of such services is compatible with maintaining independence. All of the services provided and fees charged by EisnerAmper LLP were approved by the Board, acting as our audit committee.

Required vote

The ratification of the appointment of EisnerAmper LLP requires the affirmative vote of a majority of our common stock that are present in person or by proxy and entitled to vote on the proposal at the 2013 Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION
 OF THE APPOINTMENT OF EISNERAMPER LLP.

PROPOSAL 3

APPROVAL OF THE 2013 EQUITY COMPENSATION PLAN

On September 24, 2012, our Board adopted our 2013 Equity Compensation Plan (the “2013 Plan”), and we initially reserved 3,000,000 shares of common stock for grants under the 2013 Plan. In March 2013 our Board increased the number of shares of common stock available for grants under the 2013 Plan to 6,000,000 shares, and in May 2013 our Board further increased the number of shares of common stock available for grants under the 2013 Plan to 9,000,000 shares. A copy of the 2013 Plan is attached as Appendix A to this proxy statement.

At June 30, 2013, there are outstanding options to purchase 4,467,500 shares of our common stock under the 2013 Plan with exercise prices ranging from $0.32 to $0.70 per share. The outstanding option grants include options we have granted to our executive officers and directors. There are no outstanding stock appreciation rights or restricted stock grants outstanding. The following table provides information on these grants. The dollar value of the option awards represents the aggregate grant date fair value of the stock options granted, computed in accordance with ASC Topic 718. The assumptions made in the valuations of the option awards are included in Note 14 of the notes to our consolidated financial statements for the fiscal year ended March 31, 2013 appearing in our 2013 10-K. Details regarding the exercise price and exercise periods of the various options grants appear earlier in this proxy statement on page 17.

Name and position	Value of Option Awards	Number of shares of common stock underlying option award
Ronald C Pruett, Jr., chief executive officer	$ 971,191	3,050,000
Steve Rogai, former chief executive officer	$ 247,450	350,000
Kevin Harrington, senior executive officer	—	—
Dennis Healey, chief financial officer	$ 212,100	300,000
Executive group	$1,344,088	3,700,000
Non-executive director group	$ 141,400	200,000
Non-executive officer employee group	$ 401,223	567,500

The 2013 Plan provides for the grant of incentive stock options, or ISOs, nonqualified stock options, or NSOs, stock purchase rights, stock appreciation rights and restricted and unrestricted stock awards. Such shares are currently authorized and unissued, but reserved for issuance. Grants under the 2013 Plan may be made to our directors (presently five individuals), executive officers (presently three individuals), employees (presently ten individuals) and consultants whom we may engage from time to time. The 2013 Plan has a term of 10 years. Accordingly, no grants may be made under the 2013 Plan after September 24, 2022, but the 2013 Plan will continue thereafter while previously granted stock options or stock awards remain outstanding and unexercised.

The 2013 Plan is administered by the compensation committee, a committee appointed by our Board. Our Board also retains the right to administer the 2013 Plan, including who among the eligible individuals will participate in the 2013 Plan. The compensation committee has the power and authority to determine the individuals eligible to participate in the 2013 Plan and to make grants of stock options or stock awards or any combination thereof to eligible persons under the 2013 Plan, including the authority to select recipients, determine the size of each grant, and set terms and conditions of each grant consistent with the terms of the 2013 Plan. In exercising its authority, the compensation committee has the right to determine, among other things, the following:

•

approval of the forms of agreement for use;

•

the applicable exercise price;

•

the applicable exercise periods;

•

the applicable vesting period;

•

the acceleration or waiver of forfeiture provisions; and

•

any other restrictions or limitations regarding the stock option or stock award.

The compensation committee also has the authority, in its discretion, to prescribe, amend and rescind the administrative rules, guidelines and practices governing the 2013 Plan, as it from time to time deems advisable. The compensation committee may construe and interpret the terms of the 2013 Plan and any stock options or stock awards issued under the 2013 Plan and any agreements relating thereto and otherwise supervise the administration of the 2013 Plan. In addition, the compensation committee may modify or amend each stock option or stock award granted under the 2013 Plan. All decisions made by the compensation committee pursuant to the provisions of the 2013 Plan are final and binding on all persons, including our Company and all plan participants.

Our employees, directors and consultants providing services to us are eligible to be granted non-qualified stock options and stock awards under the 2013 Plan. Our employees are also eligible to receive incentive stock options. The compensation committee shall select from among the eligible persons under the 2013 Plan as recommended by our senior management, from time to time in its sole discretion, to make certain grants of stock options or stock awards, and the compensation committee shall determine, in its sole discretion, the number of shares covered by each grant.

Stock options may be granted to eligible persons alone or in addition to stock awards under the 2013 Plan. Any stock option granted under the 2013 Plan will be in such form as the compensation committee approves, and the provisions of a stock option award need not be the same with respect to each optionee. Recipients of stock options must enter into a stock option agreement with us, in a form determined by the compensation committee, setting forth the term, the exercise price and provisions regarding exercisability of the stock options granted thereunder. The compensation committee may grant either incentive stock options or non-qualified stock options or a combination thereof, but the compensation committee may not grant incentive stock options to any individual who is not our employee. To the extent that any stock option does not qualify as an incentive stock option, it constitutes a separate non-qualified stock option. The compensation committee may not grant to any employee incentive stock options that first become exercisable in any calendar year in an amount exceeding $100,000.

Incentive stock options and nonstatutory stock options may not be granted at less than the fair market value of the underlying common stock at the date of the grant. Incentive stock options may not be granted at less than 110% of fair market value if the employee owns or is deemed to own more than 10% of the combined voting power of the all classes of our stock at the time of the grant. Stock options can be exercisable at various dates, as determined by the compensation committee and will expire no more than 10 years from the grant date, or no more than five years for any stock option granted to an employee who owns or is deemed to own 10% of the combined voting power of all classes of our stock. Once vested, stock options granted under the 2013 Plan are exercisable in whole or in part at any time during the option period by giving written notice to us and paying the option price:

•

in cash or by certified check,

•

through delivery of shares of common stock having a fair market value equal to the purchase price, or

•

a combination of these methods.

The compensation committee may also permit cashless exercises of stock options.

Stock options issued under the 2013 Plan may not be transferred other than by will or by the laws of descent and distribution. During an optionee’s lifetime, a stock option may be exercised only by the optionee. Unless otherwise provided by the compensation committee, stock options that are exercisable at the time of a recipient’s termination of service with our Company will continue to be exercisable for three months thereafter, or for 12 months thereafter if the optionee’s employment is terminated due to their death or disability.

Stock appreciation rights may be granted to eligible persons alone or in addition to stock options or other stock awards under the 2013 Plan. The compensation committee will determine the number of shares of common stock to which the stock appreciation rights shall relate. Each stock appreciation right will have an exercise period determined by the compensation committee not to exceed 10 years from the grant date. Upon exercise of a stock appreciation right, the holder will receive cash or a number of shares of common stock equal to:

•

the number of shares for which the stock appreciation right is exercised multiplied by the appreciation in the fair market value of a share of common stock between the stock appreciation right grant date and exercise date, divided by

•

the fair market value of a share of common stock on the exercise date of the stock appreciation right.

Stock purchase rights may be granted to eligible persons alone or in addition to stock options or other stock awards under the 2013 Plan. A stock purchase right allows a recipient to purchase a share of common stock at a price determined by the compensation committee. Unless otherwise determined by the compensation committee, we have the right to repurchase the shares of common stock acquired upon exercise of the stock purchase right upon the recipient’s termination of service, for any reason, prior to the satisfaction of the vesting conditions established by the compensation committee. Unless otherwise determined by the compensation committee, our right of repurchase will lapse as to 1/6th of the purchase shares on the date that is six months after the grant date, and as to an additional 1/6th of such shares every six months thereafter. Upon exercise of a stock purchase right, the purchaser will have all of the rights of a shareholder with respect to the shares of common stock acquired.

Stock purchase rights may not be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime, a purchase grant may be exercised only by the recipient. Unless otherwise determined by the compensation committee, if a recipient’s service to us terminates for any reason, all stock purchase rights held by the recipient will automatically terminate.

Restricted and unrestricted stock awards may be granted to eligible persons alone or in addition to stock options or other stock awards under the 2013 Plan. Shares of common stock granted in connection with a restricted stock award are generally subject to forfeiture upon:

•

termination of the recipient’s service with our Company prior to vesting; or

•

the failure by the recipient to meet performance goals established by the compensation committee as a condition of vesting.

Shares of common stock subject to a restricted stock award cannot be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the applicable restrictions lapse. Unless otherwise determined by the compensation committee, holders of shares of common stock granted in connection with a restricted stock award have the right to vote such shares and to receive any cash dividends with respect thereto during the restriction period. Any stock dividends will be subject to the same restrictions as the underlying shares of restricted stock. Unrestricted stock awards are outright grants of shares of common stock that are not subject to forfeiture.

If:

•

we merge or consolidate with another corporation,

•

there is an exchange of substantially all of our outstanding stock for shares of another entity in which our shareholders will own less than 50% of the voting shares of the surviving entity, or

•

we sell substantially all of our assets,

then, unless otherwise provided by the compensation committee in a grantee’s option or award agreement, each outstanding and unexercised stock option or stock award may be assumed by the successor corporation or an equivalent option, or stock award will be substituted by the successor. If, however, the successor does not assume the stock options and stock awards or substitute equivalent stock options or stock awards, then each outstanding and unexercised stock option and stock award shall become exercisable for a period of at least 20 days prior to the effective date of such transaction and our right of repurchase with respect to shares covered by all outstanding stock purchase rights and all restrictions with respect to restricted stock awards will lapse. Any stock options, or stock awards that are not exercised during such 20-day period shall terminate at the end of such period.

Stock options and stock awards made under the 2013 Plan will be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by us.

Summary of Federal Tax Consequences

The following is only a brief summary of the effect of Federal income taxation on an optionee under the 2013 Plan. We have adopted FASB ASC Topic 718. This statement requires that compensation costs related to share-based payment transactions, such as stock options or restricted stock award, be recognized in the financial statements. Under ASC Topic 718, an optionee, a recipient of a restricted stock award and our Company will be subject to certain tax consequences and accounting charges, regardless of the type of option or restricted stock award.

Options granted under the 2013 Plan may be either Incentive Stock Options (“ISOs”) which satisfy the requirements of Section 422 of the Internal Revenue Code or Non-Statutory Options (“NSOs”) which do not meet such requirements. The Federal income tax treatment for the two types of options differs, as summarized below.

•

ISOs. No taxable income is recognized by an optionee at the time of the grant of an ISO, and no taxable income is generally recognized at the time an ISO is exercised. However, the excess of the fair market value of the common stock received upon the exercise of an ISO over the exercise price is includable in the employee’s alternative minimum taxable income and may be subject to the alternative minimum tax, or AMT. For AMT purposes only, the basis of the common stock received upon exercise of an ISO is increased by the amount of such excess.

An optionee will recognize taxable income in the year in which the purchased shares acquired upon exercise of an ISO are sold or otherwise disposed. For Federal tax purposes, dispositions are divided into two categories: qualifying and disqualifying. An optionee will make a qualifying disposition of the purchased shares if the sale or disposition is made more than two years after the grant date of the option and more than one year after the exercise date. If an optionee fails to satisfy either of these two holding periods prior to sale or disposition, then a disqualifying disposition of the purchased shares will result.

Upon a qualifying disposition, an optionee will recognize long-term capital gain or loss in an amount equal to the difference between the amount realized upon the sale or other disposition of the purchased shares and the exercise price paid for the shares except that, for AMT purposes, the gain or loss would be the difference between the amount realized upon the sale or other disposition of the purchased shares and the employee’s basis increased as described above. If there is a disqualifying disposition of the shares, then the optionee will generally recognize ordinary income to the extent of the lesser of the difference between the exercise price and:

•

the fair market value of the common stock on the date of exercise, or

•

the amount realized on such disqualifying disposition.

Any additional gain recognized upon the disposition will be capital gain. If the amount realized is less than the exercise price, the optionee will, in general, recognize a capital loss. If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, to the extent the optionee recognizes ordinary income. In no other instance will we be allowed a deduction with respect to the optionee’s disposition of the purchased shares.

•

NSOs. No taxable income is recognized by an optionee upon the grant of an NSO. The optionee will in general recognize ordinary income, in the year in which an NSO is exercised, equal to the excess of the fair market value of purchased shares on the date of exercise over the exercise price paid for such shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon a subsequent sale of the purchased shares, the optionee will generally recognize either a capital gain or a capital loss depending on whether the amount realized is more or less than the exercise price. We will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to an exercised NSO. The deduction will in general be allowed for our taxable year in which ordinary income is recognized by the optionee in connection with the acquisition of the option shares.

•

Restricted Stock. Unless the recipient of a restricted stock grant elects to treat such grant as ordinary income at the time the grant is made, the recipient does not recognize taxable income upon the grant of restricted stock. Instead, the recipient will recognize ordinary income at the time of vesting (i.e. when the restrictions on the grant lapse) equal to the fair market value of the restricted shares on the vesting date minus any amount paid for the restricted shares. At the time that the recipient recognizes ordinary income in respect of the restricted stock grant, we would be entitled to a tax deduction for compensation expense equal to the amount of ordinary income recognized by the recipient.

The foregoing is only a summary of the effect of Federal income taxation upon us and the participants under the 2013 Plan. It does not purport to be complete, and does not discuss all of the tax consequences of a participant’s death or the provisions of the income tax laws of any state, municipality, or foreign country in which the participants may reside.

Securities authorized for issuance under equity compensation plans

The following table sets forth securities authorized for issuance under any equity compensation plans approved by our shareholders as well as any equity compensation plans not approved by our shareholders as of March 31, 2013.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plans approved by our shareholders:
2010 Equity Compensation Plan	900,000	$1.36	—
2010 Non-Executive Equity Incentive Plan	800,000	$0.71	—
Assumed options, eDiets Stock Option Plan	2,782,470	$2.83	2,284,330
Plans not approved by shareholders:
2013 Equity Compensation Plan	1,417,500	$0.68	4,582,500

Approval of the 2013 Plan

For approval of this proposal, the proposal must receive the “FOR” vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Abstentions will have the same effect as a vote against the proposal. Broker non-votes will have no effect on the proposal as brokers are not entitled to vote on this proposal in the absence of voting instructions from the beneficial owner.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2013 PLAN.

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF THE VOTE ON EXECUTIVE COMPENSATION

In addition to the advisory vote on executive compensation discussed in Proposal 5, Section 14A of the Securities Exchange Act requires that, at least once every six years, we present our shareholders the opportunity to vote, on an advisory basis, on the frequency with which we should conduct future advisory votes on executive compensation. By voting on this Proposal 4, shareholders have the opportunity to vote on whether you would prefer that we conduct future advisory votes on executive compensation of our named executive officers:

•

once every three years,

•

once every two years, or

•

once every year.

It is the opinion of the Board that the frequency of the shareholder vote on the executive compensation of our named executive officers should be once every three years. The Board views the way it compensates our named executive officers as an essential part of our strategy to maximize our performance. The Board believes that a vote every three years will permit us to focus on developing compensation practices that are in the best long-term interests of our Company and our shareholders. The Board believes that a more frequent advisory vote may cause us to focus on the short-term impact of our compensation practices to the possible detriment of our long-term performance.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the shareholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company’s named executive officers as set forth in the Company’s proxy statement for the 2013 Annual Meeting of Stockholders should be once every year, once every two years, or once every three years.”

Because this proposal is an advisory vote, there is technically no minimum vote requirement for this proposal. The option of one year, two years or three years that receives the greatest number of votes cast by our shareholders will be the frequency for the advisory vote on executive compensation that has been approved by shareholders. Although the results of this vote may impact how frequently we hold an advisory vote on executive compensation, this vote is not binding on us. The Board may decide, after considering the results of this vote that it is in the best interests of our shareholders to hold the advisory vote on executive compensation on a different schedule than the option approved by our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” A FREQUENCY OF THREE YEARS.

PROPOSAL 5

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Securities Exchange Act requires public companies to conduct a separate shareholder advisory vote on executive compensation, as disclosed in the Executive Compensation section beginning on page 11 of this proxy statement.

Our goals for our executive compensation program are to:

•

attract, motivate and retain outstanding individual named executive officers; and

•

align the financial interests of each named executive officer with the interests of our shareholders to encourage each named executive officer to contribute to our long-term performance and success.

Our Board believes that our executive compensation program achieves these goals. For a more detailed description of our financial results for our fiscal year ended March 31, 2013, please see Part II, Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2013 10-K.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the 2013 annual meeting:

“RESOLVED, that the As Seen On TV, Inc. shareholders approve, on a nonbinding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table and the other related tables and narrative disclosure in the Company’s proxy statement.”

In voting to approve the above resolution, shareholders may vote for the resolution, against the resolution or abstain from voting. As an advisory vote, this proposal is not binding upon us and there is technically no minimum vote requirement. However, to the extent that a significant percentage of votes are cast against the compensation of our named executive officers as disclosed in this proxy statement, the Board and the compensation committee will evaluate whether any actions are necessary to address the concerns reflected in such votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NON-BINDING RESOLUTION APPROVING EXECUTIVE COMPENSATION.

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the annual meeting. If, however, other matters properly come before the 2013 annual meeting, the accompanying proxy authorizes the person named as proxy or his or her substitute to vote on such matters as he or she determines appropriate.

DISSENTER'S RIGHTS

Under Florida law there are no dissenter's rights available to our shareholders in connection with any matter submitted to a vote of our shareholders at the 2013 Annual Meeting.

PRINCIPAL SHAREHOLDERS

At July 19, 2013, we had 71,740,834 shares of common stock issued and outstanding. The following table sets forth information known to us as of July 19, 2013 relating to the beneficial ownership of shares of our common stock by:

•

each person or entity who is known by us to be the beneficial owner of more than 5% of our outstanding common stock;

•

each director and nominee;

•

each named executive officer; and

•

all named executive officers and directors as a group.

Unless otherwise indicated, the address of each beneficial owner in the table set forth below is 14044 Icot Boulevard, Clearwater, Florida 33760. We believe that each person or entity, unless otherwise noted, named in the table has sole voting and investment power with respect to all shares of common stock shown as being owned by that person or entity. Under securities laws, a person is considered to be the beneficial owner of securities owned by that person or entity (or certain persons whose ownership is attributed to him) on a given date, as well as securities that can be acquired by that person or entity within 60 days from that date, including upon the exercise of options, warrants or convertible securities. We determine a beneficial owner’s percentage ownership by assuming that options, warrants or convertible securities that are held by the beneficial owner, but not those held by any other person, and which are exercisable within 60 days of that date, have been exercised or converted. We are not aware of any arrangements that might result in a change in control in the future.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares Beneficially owned		% of Class

Kevin Harrington	3,137,311	(1)	4.4%
Ronald C. Pruett, Jr.	1,081,250	(2)	1.5%
Dennis W. Healey	162,500	(3)	*
Greg Adams	12,500	(4)	*
Randolph A. Pohlman, PhD	12,500	(5)	*
Kevin A. Richardson II	12,829,910	(6)	18.1%
All directors and executive officers as a group (6 persons)	17,235,971	(1)(2)(3)(4)(5)(6)	24.0%
Prides Capital Partners, LLC	9,953,874	(7)	14.1%

———————

* Less than 1%

(1)

The number of shares beneficially owned by Mr. Harrington includes 3,122,311 shares held by Harrington Business Development, Inc., an entity controlled by Mr. Harrington and 15,000 shares held in his own name. Mr. Harrington has voting and investment control over shares held by Harrington Business Development, Inc.

(2)

The number of shares beneficially owned by Mr. Pruett includes 1,081,250 shares underlying options exercisable from $0.33 per share to $0.70 per share. Does not include 1,968,750 shares of common stock underlying options subject to vesting requirements.

(3)

The shares beneficially owned by Mr. Healey includes 12,500 shares of common stock and 150,000 shares underlying options exercisable at prices ranging from $0.96 per share to $2.20 per share. Does not include 300,000 shares of common stock underlying options subject to vesting requirements.

(4)

Includes 12,500 shares of common stock underlying options exercisable at $1.00 per share and excludes 125,000 shares of common stock underlying options subject to vesting requirements.

(5)

Includes 12,500 shares of common stock underlying options exercisable at $0.82 per share and excludes 125,000 shares of common stock underlying options subject to vesting requirements.

(6)

The number of shares beneficially owned by Mr. Richardson includes 9,953,874 shares beneficially owned by Prides Capital Partners LLC, an entity over which Mr. Richardson has voting and investment control. Includes 2,189,713 shares of common stock held in his own name. Also includes 686,323 shares of common stock issuable upon the exercise of warrants directly held by Mr. Richardson.

(7)

Includes 306,453 shares of common stock issuable upon the exercise of warrants and 166,362 shares of common stock issuable upon the exercise of stock options. The address for Prides Capital Partners, LLC is 100 Cummings Center, Suite 324C, Beverly, MA 01915. Kevin Richardson II has voting and investment control over the shares held by Prides Capital Partners, LLC.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

As of the date of this proxy statement, we had not received notice of any shareholder proposals for the 2013 Annual Meeting described herein and proposals received subsequent to the date of this proxy statement will be considered untimely. For a shareholder proposal to be considered for inclusion in our proxy statement for the 2014 annual meeting, the corporate secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to: As Seen On TV, Inc., Attention: Corporate Secretary, 14044 Icot Boulevard, Clearwater, Florida 33760.

Under Rule 14a-8, to be timely, a shareholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy statement release to shareholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, shareholder proposals intended to be presented at the 2014 annual meeting must be received by us at our principal executive office no later than April 4, 2014 in order to be eligible for inclusion in our 2014 proxy statement and proxy relating to that meeting. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

You may propose director candidates for consideration by the Board. Any such recommendations should include the nominee’s name and qualifications for board membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to our corporate secretary at our principal executive offices: As Seen On TV, Inc., 14044 Icot Boulevard, Clearwater, Florida 33760 within the time period described above for proposals other than matters brought under SEC Rule 14a-8.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2013 10-K with the SEC. Shareholders may obtain, free of charge, a copy of the 2013 10-K by writing to us at 14044 Icot Boulevard, Clearwater, Florida 33760, Attention: Corporate Secretary, or from our website, www.asseenontv.com.

SHAREHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to As Seen On TV, Inc., Attention: Corporate Secretary, 14044 Icot Boulevard, Clearwater, Florida 33760 or by faxing a communication to (727) 330-7843.

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to As Seen On TV, Inc., Attention: Chief Legal Counsel, 14044 Icot Boulevard, Clearwater, Florida 33760. Please note that additional information can be obtained from our website at www.asseenontv.com.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ronald C. Pruett, Jr.
Ronald C. Pruett, Jr.
Chief Executive Officer
Clearwater, Florida
July 22, 2013

APPENDIX A

2013 EQUITY COMPENSATION PLAN

1.

Purposes of the Plan. The purposes of this Equity Compensation Plan (the ”Plan”) are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Consultants, and to promote the success of the Company and the Company’s Affiliates. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights, time vested and/or performance vested Restricted Stock, Stock Appreciation Rights and Unrestricted Shares may also be granted under the Plan.

2.

Definitions. As used herein, the following definitions shall apply:

“Administrator” means the Board or a committee that has been delegated the responsibility of administering the Plan in accordance with Section 4 of the Plan.

“Affiliate” means any Parent and/or Subsidiary.

“Applicable Laws” means the requirements relating to the administration of equity compensation plans under the applicable corporate and securities laws of any of the states in the United States, U.S. federal securities laws, the Code, the rules and regulations of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Award” means the grant of an Option, a Stock Purchase Right, a Stock Appreciation Right, a Stock Award and/or Unrestricted Shares.

“Board” means the Board of Directors of the Company.

“Cause” means, unless otherwise specifically provided in a Participant’s Option Agreement, Stock Purchase Agreement, Stock Appreciation Right Agreement or Stock Award Agreement, a finding by the Administrator that the Participant’s employment with or service to the Company or any Affiliate was terminated due to one or more of the following: (i) the Participant’s use of alcohol or any unlawful controlled substance to an extent that it interferes with the performance of the Participant’s duties; (ii) the Participant’s commission of any act of fraud, insubordination, misappropriation or personal dishonesty relating to or involving the Company or any Affiliate in any material respect; (iii) the Participant’s gross negligence; (iv) the Participant’s violation of any express direction of the Company or of any Affiliate or any material violation of any rule, regulation, policy or plan established by the Company or any Affiliate from time to time regarding the conduct of its employees or its business; (v) the Participant’s disclosure or use of confidential information of the Company or any Affiliate, other than as required in the performance of the Participant’s duties; (vi) actions by the Participant that are determined by the Administrator to be clearly contrary to the best interests of the Company and/or its Affiliates as determined in good faith by the Administrator; (vii) the Participant’s conviction of a crime constituting a felony or any other crime involving moral turpitude; or (viii) any other act or omission which, in the determination of the Administrator, is materially detrimental to the business of the Company or of an Affiliate. Notwithstanding the foregoing, if a Participant has entered into a written employment or consulting agreement with the Company that specifies the conditions or circumstances under which the Participant’s service may be terminated for cause, then the terms of such agreement shall apply for purposes of determining whether “Cause” shall have occurred for purposes of this Plan.

“Change in Control Event” has the meaning set forth in Section 16(c).

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

“Common Stock” means the common stock, par value $0.0001 per share, of the Company.

“Company” means AS SEEN ON TV, INC., a Florida corporation.

“Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render services to such entity, other than an Employee or a Director.

“Director” means a member of the Board or of the board of directors of an Affiliate.

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

“Employee” means any person, including officers and Directors, serving as an employee of the Company or an Affiliate. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary or any successor. For purposes of an Option initially granted as an Incentive Stock Option, if a leave of absence of more than three months precludes such Option from being treated as an Incentive Stock Option under the Code, such Option thereafter shall be treated as a Nonstatutory Stock Option for purposes of this Plan. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)

if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market or the NASDAQ Capital Market, the Fair Market Value of a Share shall be the closing sales price of a Share (or the closing bid, if no such sales were reported) as quoted on such exchange or system for the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)

if the Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)

if neither clause (i) above nor clause (ii) above applies, the Fair Market Value shall be determined in good faith by the Administrator.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

“Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an Award.

“Option” means a stock option granted pursuant to the Plan.

“Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

“Optioned Stock” means the Common Stock subject to an Option or Stock Purchase Right.

“Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

“Parent” means a “parent corporation” of the Company (or, in the context of Section 16(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” shall mean any Service Provider who holds an Option, a Stock Purchase Right, a Stock Appreciation Right, a Stock Award or Unrestricted Shares granted or issued pursuant to the Plan.

“Restricted Period” has the meaning set forth in Section 12(a).

“Restricted Stock” means shares of Common Stock acquired pursuant to a grant of a Stock Award under Section 12 of the Plan.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to such Rule 16b-3, as such rule is in effect when discretion is being exercised with respect to the Plan.

“Section 16(b)” means Section 16(b) of the Exchange Act.

“Service Provider” means an Employee, Director or Consultant.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 16 of the Plan.

“Stock Appreciation Right” means a right granted pursuant to Section 14 of the Plan, as evidenced by a Notice of Grant. Stock Appreciation Rights may be awarded either in tandem with Options (“Tandem Stock Appreciation Rights”) or on a stand-alone basis (“Nontandem Stock Appreciation Rights”).

“Stock Appreciation Right Agreement” means an agreement between the Company and the grantee of a Stock Appreciation Right, approved by the Administrator, evidencing the terms and conditions of an individual Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

“Stock Award” means an Award of Shares pursuant to Section 12 of the Plan.

“Stock Award Agreement” means an agreement, approved by the Administrator, providing the terms and conditions of a Stock Award. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

“Stock Award Shares” means Shares subject to a Stock Award.

“Stock Awardee” means the holder of an outstanding Stock Award granted under the Plan.

“Stock Purchase Agreement” means a written agreement between the Company and an Optionee, approved by the Administrator, evidencing the terms and restrictions applicable to stock purchased under a Stock Purchase Right. Each Stock Purchase Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

“Stock Purchase Awardee” means the holder of an outstanding Stock Purchase Right granted under the Plan.

“Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

“Stock Purchase Stock” means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 of the Plan.

“Subsidiary” means a “subsidiary corporation” of the Company (or, in the context of Section 16(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(f) of the Code.

“Substitute Options” has the meaning set forth in Section 17.

“Unrestricted Shares” means a grant of Shares made on an unrestricted basis pursuant to Section 13 of the Plan.

3.

Subject to the Plan. Subject to the provisions of Section 16 of the Plan, the initial maximum number of shares of Common Stock that may be issued under the Plan shall be 9,000,000 shares. For purposes of the foregoing limitation, the shares of Common Stock underlying any Awards that are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Common Stock or otherwise terminated (other than by exercise) shall be added back to the number of shares of Common Stock available for issuance under the Plan. Common Stock to be issued under the Plan may be either authorized and unissued shares or shares held in treasury by the Company.

4.

Administration of the Plan.

(a)

Appointment of Committee. The Plan shall be administered by the Board of Directors or a Committee to be appointed by the Board. The Board shall have the power to add or remove members of the Committee, from time to time, and to fill vacancies thereon arising by resignation, death, removal, or otherwise. Meetings shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting.

(b)

Powers of the Administrator. Subject to the provisions of the Plan, the Administrator shall have the authority, in its discretion:

(i)

to determine the Fair Market Value;

(ii)

 to select the Service Providers to whom Options, Stock Purchase Rights, Stock Awards, Stock Appreciation Rights and Unrestricted Shares may be granted hereunder;

(iii)

to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iv)

to approve forms of agreement for use under the Plan;

(v)

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder and of any Option Agreement, Stock Purchase Agreement, Stock Award Agreement and Stock Appreciation Right Agreement. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture provisions, and any restriction or limitation regarding any Option, Stock Purchase Right, Stock Award, Stock Appreciation Right or grant of Unrestricted Shares or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)

to construe and interpret the terms of the Plan, Awards granted pursuant to the Plan and agreements entered into pursuant to the Plan;

(vii)

to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii)

to modify or amend each Option or Stock Purchase Right (subject to Section 19(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than otherwise provided for in the Plan, provided, however, any such extension shall be consistent with Code Section 422(a)(2) and other Applicable Laws;

(ix)

to allow Optionees to satisfy withholding tax obligations by having the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld, provided that withholding is calculated at no less than the minimum statutory withholding level. The Fair Market Value of the Shares to be withheld shall be determined as of the date that the income resulting from exercise of the Option is recognized by the Optionee. All determinations to have Shares withheld for this purpose shall be made by the Administrator in its discretion;

(x)

 to authorize any person to execute on behalf of the Company any agreement entered into pursuant to the Plan and any instrument required to effect the grant of an Award previously granted by the Administrator; and

(xi)

to make all other determinations deemed necessary or advisable for purposes of administering the Plan.

(c)

Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all holders of Awards. Neither the Administrator, nor any member or delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and each of the foregoing shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including without limitation reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.

5.

Eligibility. Nonstatutory Stock Options, Stock Purchase Rights, Stock Awards, Stock Appreciation Rights and Unrestricted Shares may be granted to all Service Providers. Incentive Stock Options may be granted only to Employees. Notwithstanding anything contained herein to the contrary, an Award may be granted to a person who is not then a Service Provider; provided, however, that the grant of such Award shall be conditioned upon such person’s becoming a Service Provider at or prior to the time of the execution of the agreement evidencing such Award.

6.

Limitations.

(a)

Each Option shall be designated in the applicable Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, if an Employee first becomes eligible in any given year to exercise Incentive Stock Options for Shares having a Fair Market Value in excess of $100,000, those Options representing the excess shall be treated as Nonstatutory Stock Options. In the previous sentence, “Incentive Stock Options” include Incentive Stock Options granted under any plan of the Company or any Affiliate. For the purpose of deciding which Options apply to Shares that “exceed” the $100,000 limit, Incentive Stock Options shall be taken into account in the same order as granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b)

Neither the Plan nor any Award nor any agreement entered into pursuant to the Plan shall confer upon a Participant any right with respect to continuing the grantee’s relationship as a Service Provider with the Company or any Affiliate, nor shall they interfere in any way with the Participant’s right or the right of the Company or any Affiliate to terminate such relationship at any time, with or without cause.

7.

Term of the Plan. The Plan shall become effective upon approval by the Company’s shareholders and shall continue in effect for a term of ten (10) years unless terminated earlier under Section 19 of the Plan.

8.

Term of Options. The term of each Option shall be stated in the applicable Option Agreement or, if not so stated, ten years from the date of grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns, directly or indirectly, stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company and any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the applicable Option Agreement.

9.

Option Exercise Price; Exercisability.

(a)

Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)

In the case of an Incentive Stock Option:

1)

granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company and any Affiliate, the per Share exercise price shall be not less than 110% of the Fair Market Value per Share on the date of grant, or

2)

granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.

(ii)

In the case of a Nonstatutory Stock Option, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.

(iii)

Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% (or 110%, if clause (i)(A) above applies) of the Fair Market Value per Share on the date of grant pursuant to a merger or other comparable corporate transaction, but in no event shall Options be granted at a per Share exercise price that would cause the Options to be deemed a deferral of compensation under Code Section 409A.

(b)

Exercise Period and Conditions. At the time that an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

10.

Exercise of Options; Consideration.

(a)

Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement, provided, however, that unless otherwise determined by the Administrator and provided for in the Option Agreement, each Option shall vest and become exercisable as to one-fifth (1/5) of the Shares subject to the Option on the date that is 12 months after the date of grant, and as to an additional one-fifth (1/5) of the Shares subject to the Option every 12 months thereafter until fully vested and exercisable. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and Section 10(f) of the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 16 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)

Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than as a result of the Optionee’s death, Disability or termination for Cause, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Option Agreement and except as otherwise provided in Sections 10(c), 10(d) and 10(e) of this Plan, the Option shall remain exercisable for three months following the Optionee’s termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified by the Administrator, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan. Notwithstanding anything contained herein to the contrary, an Optionee who changes his or her status as a Service Provider (e.g., from being an Employee to being a Consultant) shall not be deemed to have ceased being a Service Provider for purposes of this Section 10(b), nor shall a transfer of employment among the Company and any Affiliate be considered a termination of employment; provided, however, that if an Optionee owning Incentive Stock Options ceases being an Employee but continues as a Consultant, such Incentive Stock Options shall be deemed to be Nonstatutory Stock Options three months after the date of such cessation.

(c)

Disability of an Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan.

(d)

Death of an Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s death (but in no event later than the expiration of the term of such Option). If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Option is not so exercised in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to the Plan.

(e)

Termination for Cause. Unless otherwise provided in a Service Provider’s Option Agreement, if a Service Provider’s relationship with the Company is terminated for Cause, then such Service Provider shall have no right to exercise any of such Service Provider’s Options at any time on or after the effective date of such termination. All Shares covered by such Options and not acquired by exercise prior to the date of such termination shall revert to the Plan.

(f)

Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i)

cash;

(ii)

check;

(iii)

other Shares of the Company’s capital stock which (A) have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv)

consideration received by the Company under a cashless exercise program permitted by the Administrator, including a cashless exercise program utilizing the services of a single broker acceptable to the Administrator;

(v)

a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

(vi)

any combination of the foregoing methods of payment; or

(vii)

such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

11.

Stock Purchase Rights.

(a)

Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with Options or other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the Stock Purchase Awardee in writing or electronically, by means of a Notice of Grant and/or a Stock Purchase Agreement in the form determined by the Administrator, of the terms, conditions and restrictions related to the offer, including the number of Shares that the Stock Purchase Awardee shall be entitled to purchase and the price to be paid for such Shares. The offer shall be accepted by execution of a Stock Purchase Agreement in a form determined by the Administrator and payment of the applicable purchase price.

(b)

Repurchase Option. Unless the Administrator determines otherwise, the Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Stock Purchase Awardee’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Stock Purchase Agreement shall be the original price paid by the Stock Purchase Awardee and may be paid by cancellation of any indebtedness of the Stock Purchase Awardee to the Company. The repurchase option shall lapse at a rate determined by the Administrator; provided, however, that unless otherwise determined by the Administrator, the restrictions shall lapse as to one-sixth (1/6) of the Shares subject to the Stock Purchase Agreement on the date that is six months after the date of grant, and as to an additional one-sixth (1/6) of the Shares subject to the Stock Purchase Agreement every six months thereafter.

(c)

Other Provisions. The Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d)

Rights as a Shareholder. Once the Stock Purchase Right is exercised, the Stock Purchase Awardee shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 16 of the Plan.

(e)

Code §409A. Notwithstanding anything contained herein to the contrary, Stock Purchase Rights shall not be awarded if the Administrator, on the basis of advice of counsel, determines that the grant of such Stock Purchase Rights would violate Section 409A of the Code.

12.

Stock Awards. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price as it determines) Shares to any Service Provider, as defined herein, subject to such terms and conditions, including vesting and/or performance conditions, as the Administrator sets forth in a Stock Award Agreement evidencing such grant. Stock Awards may be granted or sold in respect of past services or other valid consideration or in lieu of any cash compensation otherwise payable to such individual. The grant of Stock Awards shall be subject to the following provisions:

(a)

At the time a Stock Award is made, the Administrator shall establish a vesting period (the ”Restricted Period”) applicable to the Stock Award Shares subject to such Stock Award or shall determine that such Stock Award is not subject to any vesting requirements. Subject to the right of the Administrator to establish a Restricted Period that extends vesting dates to later or earlier dates than the dates provided in this sentence, the Restricted Period of a Stock Award, if any, shall lapse as to one-sixth (1/6) of the Shares subject to the Stock Award on the date that is six months after the date of grant, and as to an additional one-sixth (1/6) of the Shares subject to the Stock Award every six months thereafter until unrestricted. The Administrator may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or in lieu of the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives. The Administrator may provide that all restrictions on Stock Award Shares shall lapse if certain performance criteria are met and that, if such criteria are not met, that such restrictions shall lapse if certain vesting conditions are satisfied. None of the Stock Award Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period applicable to such Stock Award Shares or prior to the satisfaction of any other restrictions prescribed by the Administrator with respect to such Stock Award Shares.

(b)

The Company shall issue, in the name of each Service Provider to whom Stock Award Shares have been granted, stock certificates representing the total number of Stock Award Shares granted to such person, as soon as reasonably practicable after the grant. The Company, at the direction of the Administrator, shall hold such certificates, properly endorsed for transfer, for the Stock Awardee’s benefit until such time as the Stock Award Shares are forfeited to the Company, or the restrictions lapse.

(c)

Unless otherwise provided by the Administrator, holders of Stock Award Shares shall have the right to vote such Shares and have the right to receive any cash dividends with respect to such Shares. All distributions, if any, received by a Stock Awardee with respect to Stock Award Shares as a result of any stock split, stock distribution, combination of shares, or other similar transaction shall be subject to the restrictions of this Section 12.

(d) Subject to the terms of the applicable Stock Award Agreement, any Stock Award Shares granted to a Service Provider pursuant to the Plan shall be forfeited if, prior to the date on which all restrictions applicable to such Stock Award shall have lapsed, the Stock Awardee voluntarily terminates employment with the Company or its Affiliates or resigns or voluntarily terminates his consultancy arrangement with the Company or its Affiliates or if the Stock Awardee’s employment or consultancy arrangement is terminated for Cause. If the Stock Awardee’s employment or consultancy arrangement terminates for any other reason, the Stock Award Shares held by such person shall be forfeited, unless the Administrator, in its sole discretion, shall determine otherwise. Upon such forfeiture, the Stock Award Shares that are forfeited shall be retained in the treasury of the Company and be available for subsequent awards under the Plan.

(e)

Upon the satisfaction of the conditions prescribed by the Administrator with respect to a particular Stock Award, the restrictions applicable to the related Stock Award Shares shall lapse and, at the Stock Awardee’s request, a stock certificate for the number of Stock Award Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions under the Plan, to the Stock Awardee or his beneficiary or estate, as the case may be.

13.

Unrestricted Shares. The Administrator may grant Unrestricted Shares in accordance with the following provisions:

(a)

The Administrator may cause the Company to grant Unrestricted Shares to Service Providers at such time or times, in such amounts and for such reasons as the Administrator, in its sole discretion, shall determine. No payment (other than the par value thereof, in the Administrator’s discretion) shall be required for Unrestricted Shares.

(b)

The Company shall issue, in the name of each Service Provider to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to such individual, and shall deliver such certificates to such Service Provider as soon as reasonably practicable after the date of grant or on such later date as the Administrator shall determine at the time of grant.

14.

Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights in accordance with the following provisions:

(a)

Tandem Stock Appreciation Rights may be awarded by the Administrator in connection with any Option granted under the Plan, either at the time such Option is granted or thereafter at any time prior to the exercise, termination or expiration of such Option. The base price of any Tandem Stock Appreciation Rights shall be not less than the Fair Market Value of a share of Common Stock on the date of grant of the related Option. Nontandem Stock Appreciation Rights may also be granted by the Administrator at any time. At the time of grant of Nontandem Stock Appreciation Rights, the Administrator shall specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be used in connection with the calculation described in Section 14(d). The base price of any Nontandem Stock Appreciation Rights shall be not less than the Fair Market Value of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of the Plan as the Administrator shall determine.

(b)

Tandem Stock Appreciation Rights shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Administrator may determine (which period may expire prior to the expiration date of the related Option); provided, however, if no such period is specified, a Tandem Stock Appreciation Right shall be exercisable only for the period that the related Option is exercisable. Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be canceled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options, or portions thereof, surrendered upon exercise of Tandem Stock Appreciation Rights shall not be available for subsequent awards under the Plan. Nontandem Stock Appreciation Rights shall be exercisable during such period as the Administrator shall determine.

(c)

Tandem Stock Appreciation Rights shall entitle the applicable Participant to surrender to the Company unexercised the related Option, or any portion thereof, and, subject to Section 14(f) to receive from the Company in exchange therefore that number of shares of Common Stock having an aggregate Fair Market Value equal to (A) the excess of (i) the Fair Market Value of one (1) share of Common Stock as of the date the Tandem Stock Appreciation Rights are exercised over (ii) the Option exercise price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. In addition, the Optionee shall be entitled to receive an amount equal to any credit against the Option exercise price which would have been allowed had the Option, or portion thereof, been exercised. Cash shall be delivered in lieu of any fractional shares.

(d)

The exercise of Nontandem Stock Appreciation Rights shall, subject to Section 14(f), entitle the recipient to receive from the Company that number of shares of Common Stock having an aggregate Fair Market Value equal to (A) the excess of (i) the Fair Market Value of one (1) share of Common Stock as of the date on which the Nontandem Stock Appreciation Rights are exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Rights, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Rights, or the portion thereof, being exercised. Cash shall be delivered in lieu of any fractional shares.

(e)

As soon as is reasonably practicable after the exercise of any Stock Appreciation Rights, the Company shall (i) issue, in the name of the recipient, stock certificates representing the total number of full shares of Common Stock to which the recipient is entitled pursuant to Section 14(c) and Section 14(d) and cash in an amount equal to the Fair Market Value, as of the date of exercise, of any resulting fractional shares, or (ii) if the Administrator causes the Company to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Rights in cash pursuant to Section 14(f), deliver to the recipient an amount in cash equal to the Fair Market Value, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

(f)

The Administrator, in its discretion, may cause the Company to settle all or any part of its obligation arising out of the exercise of Stock Appreciation Rights by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the Fair Market Value of such shares on the date of exercise.

15.

Non-Transferability. Unless determined otherwise by the Administrator, an Option, Stock Appreciation Right, Stock Purchase Right and Stock Award (until such time as all restrictions lapse) may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and, in the case of an Option, Stock Appreciation Right or Stock Purchase Right, may be exercised, during the lifetime of a Participant, only by the Participant. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Option Agreement regarding a given Option that the Optionee may transfer, without consideration for the transfer, his or her Nonstatutory Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option. During the period when Shares subject to Stock Purchase Agreements and Stock Award Shares are restricted (by virtue of vesting schedules or otherwise), such Shares may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution.

16.

Adjustments Upon Changes in Capitalization; Dissolution; Change in Control and Other Events.

(a)

Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, Stock Purchase Right, Stock Award Agreement and Stock Appreciation Right and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, Stock Purchase Right, Stock Award Agreement or Stock Appreciation Right, as well as the price per share of Common Stock covered by each such outstanding Option, Stock Purchase Right or Stock Appreciation Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Award hereunder.

(b)

Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each holder of an Award as soon as practicable prior to the effective date of such proposed dissolution or liquidation. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option or Stock Appreciation Right and for a holder of a Stock Purchase Right to exercise his or her Stock Purchase Right until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which an applicable Option or Stock Appreciation Right would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of a Stock Purchase Right or any restrictions as to any Stock Award shall lapse as to all such Shares covered thereby, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option, Stock Purchase Right or Stock Appreciation Right will terminate immediately prior to the consummation of such proposed action.

(c)

Merger or Asset Sale. In the event of a merger or consolidation of the Company with or into another corporation or any other entity or the exchange of substantially all of the outstanding stock of the Company for shares of another entity or other property in which, after any such transaction the prior shareholders of the Company own less than fifty percent (50%) of the voting shares of the continuing or surviving entity, or in the event of the sale of all or substantially all of the assets of the Company, (any such event, a “Change of Control Event”), then, absent a provision to the contrary in any particular Option Agreement, Restricted Stock Purchase Agreement, Stock Purchase Right Agreement, Stock Appreciation Right Agreement or Stock Award (in which case the terms of such shall supersede each of the provisions of this Section 16(c) that are inconsistent with such Agreement or Award), each outstanding Option, Stock Purchase Right, Restricted Stock, Stock Appreciation Right and Stock Award shall be assumed or an equivalent option, right, share or award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the Administrator determines that the successor corporation or a parent or a subsidiary of the successor corporation has refused to assume or substitute an equivalent option, right, agreement or award for each outstanding Option, Stock Purchase Right, Restricted Stock, Stock Appreciation Right and Stock Award, the awardee shall fully vest in and have the right to exercise each outstanding Option, Stock Appreciation Right and Stock Purchase Right as to all of the stock covered thereby, including Shares that would not otherwise be vested or exercisable, and all vesting periods under Restricted Stock Purchase Agreements and Stock Awards shall be deemed to have been satisfied. If an Option, Stock Appreciation Right and/or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change of Control, the Administrator shall notify all awardees that all outstanding Options, Stock Appreciation Rights and Stock Purchase Rights shall be fully exercisable for a period of twenty (20) days from the date of such notice and that any Options, Stock Appreciation Rights and Stock Purchase Rights that are not exercised within such period shall terminate upon the expiration of such period. For the purposes of this paragraph, all outstanding Options, Stock Appreciation Rights and Stock Purchase Rights shall be considered assumed if, following the consummation of the Change of Control, the Option, Stock Appreciation Right and Stock Purchase Right confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right or Stock Purchase Right immediately prior to the consummation of the Change of Control, the consideration (whether stock, cash, or other property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, Stock Appreciation Right or Stock Purchase Right, for each Share subject to the Option, Stock Appreciation Right or Stock Purchase Right, to be solely common stock of the successor corporation or its parent or subsidiary equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

17.

Substitute Options. In the event that the Company, directly or indirectly, acquires another entity, the Board may authorize the issuance of stock options (“Substitute Options”) to the individuals performing services for the acquired entity in substitution of stock options previously granted to those individuals in connection with their performance of services for such entity upon such terms and conditions as the Board shall determine, taking into account the conditions of Code Section 424(a), as from time to time amended or superseded, in the case of a Substitute Option that is intended to be an Incentive Stock Option. Shares of capital stock underlying Substitute Stock Options shall not constitute Shares issued pursuant to this Plan for any purpose.

18.

Date of Grant. The date of grant of an Option, Stock Purchase Right, Stock Award, Stock Appreciation Right or Unrestricted Share shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, Stock Purchase Right, Stock Award, Stock Appreciation Right or Unrestricted Share, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each grantee within a reasonable time after the date of such grant.

19.

Amendment and Termination of the Plan.

(a)

Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)

Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

(c)

Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall adversely affect the rights of any Participant with respect to an outstanding Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement shall be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20.

Conditions Upon Issuance of Shares.

(a)

Legal Compliance. Shares shall not be issued in connection with the grant of any Stock Award or Unrestricted Share or the exercise of any Option, Stock Appreciation Right or Stock Purchase Right unless such grant or the exercise of such Option, Stock Appreciation Right or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws.

(b)

Investment Representations. As a condition to the grant of any Award or the exercise of any Option, Stock Appreciation Right or Stock Purchase Right, the Company may require the person receiving such Award or exercising such Option, Stock Appreciation Right or Stock Purchase Right to represent and warrant at the time of any such exercise or grant that the applicable Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c)

Additional Conditions. The Administrator shall have the authority to condition the grant of any Award or rights in such other manner that the Administrator determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan. Such conditions may include, among other things, obligations of recipients to execute lock-up agreements and shareholder agreements in the future. The Administrator may implement such measures as the Administrator deems appropriate to determine whether Shares acquired as a result of the exercise of an Incentive Stock Option have been the subject of a “disqualifying disposition” for federal income tax purposes, including requiring the Optionee to hold such Shares in his or her own name and requiring that the Optionee notify the Administrator of any such “disqualifying disposition.”

(d)

Trading Policy Restrictions. Option, Stock Appreciation Right and Stock Purchase Right exercises and other Awards under the Plan shall be subject to the terms and conditions of any insider trading policy established by the Company or the Administrator.

21.

Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction over the Company, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22.

Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

23.

Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted, or earlier as required by the rules of the stock exchange governing trading of the Company’s stock. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

24.

Withholding; Notice of Sale. The Company shall be entitled to withhold from any amounts payable to an Employee any amounts, which the Company determines, in its discretion, are required to be withheld under any Applicable Law as a result of any action taken by a holder of an Award.

25.

Governing Law. This Plan shall be governed by the laws of the state of Florida, without regard to conflict of law principles.

AS SEEN ON TV, INC. 14044 ICOT BLVD. CLEARWATER, FL 33760

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
M61771-P42477	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

AS SEEN ON TV, INC.			For	Withhold	For All	To withhold authority to vote for any individual
			All	All	Except	nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR the following						number(s) of the nominee(s) on the line below.
1.	To elect five directors to serve until the next Annual Meeting of Shareholders or until their respective successors have been duly elected and qualified:		☐	☐	☐
Nominees:
	01) Kevin Harrington	04) Kevin A. Richardson, II
	02) Greg Adams	05) Ronald C. Pruett, Jr.
03) Randoph A. Pohlman

The Board of Directors recommends you vote FOR the following proposals:							For	Against	Abstain

2.	To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the Company’s 2013-2014 fiscal year:						☐	☐	☐

3.	To approve the Company’s 2013 Equity Compensation Plan, as amended:						☐	☐	☐

The Board of Directors recommends you vote 3 years on the following proposal:						3 Years	2 Years	1 Year	Abstain

4.	To approve, on a nonbinding, advisory basis, the frequency of the shareholder vote on the compensation of the Company’s named executive officers:					☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:							For	Against	Abstain

5.	To approve, on a nonbinding, advisory basis, the compensation of the Company’s named executive officers:						☐	☐	☐

NOTE: Such other business as may properly come before the Annual Meeting and at any postponements or adjournments thereof.

Please sign exactly as name appears hereon. Owners of jointly held shares should both sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation or a partnership, please sign by authorizing person.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (joint Owners)	Date

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE PROXY SUBMISSION,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone proxy submission is available through 11:59 p.m. Eastern Time the day prior to Annual Meeting day.

Your Internet or telephone proxy submission authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET              OR               TELEPHONE

If you submit your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To submit a proxy by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Company’s proxy statement and annual report are available online at www.proxyvote.com

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á FOLD AND DETACH HERE á	M61772-P42477

PROXY
AS SEEN ON TV, INC.

———————————————

2013 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2013

The undersigned shareholder acknowledges receipt of the Notice of Internet Availability of Proxy Materials and hereby appoints Ronald C. Pruett, Jr. and Dennis W. Healey, or either of them, each with full power of substitution, to vote all of the undersigned’s  shares of common stock of As Seen On TV, Inc. (the “Company”) that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at 14044 Icot Boulevard, Clearwater, Florida on September 16, 2013 at 9:00 a.m., local time, and at any postponements or adjournments thereof.

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 5, AND 3 YEARS FOR PROPOSAL 4. THIS PROXY WILL REVOKE ALL PRIOR PROXIES OF THE UNDERSIGNED.

(Please Sign on Reverse Side)